                              [NATIONS FUNDS LOGO]

                         Investments For A Lifetime(SM)




FIXED
INCOME
FUNDS




ANNUAL REPORT FOR THE YEAR ENDED MARCH 31, 1997

    NOT                                  MAY LOSE VALUE
    FDIC-                                NO BANK GUARANTEE
    INSURED

NATIONS FUNDS DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, N.A., IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUNDS INVESTMENT ADVISER: NATIONSBANC ADVISORS, INC.

NATIONS FUNDS INVESTMENT SUB-ADVISERS: TRADESTREET INVESTMENT ASSOCIATES, INC. AND GARTMORE GLOBAL PARTNERS.

NATIONS FUNDS

DEAR SHAREHOLDER:

We are pleased to present the Nations Funds annual report for the fiscal year ended March 31, 1997. Overall, domestic equity markets rewarded investors with strong returns. In fact, during this period the U.S stock market reached record levels. More recently, the markets have experienced increasing volatility as concerns have surfaced about strong economic growth leading to inflation. When markets experience fluctuations like this, it is often unsettling. Investors should be cautioned, however, not to confuse short-term volatility with long-term trends.

The last two years marked a period that most investors (particularly equity investors) will look back upon with great satisfaction. Domestic equity returns averaged better than 18% during 1996; and for the last two years, have exceeded 50%(1). Several factors contributed to 1996's favorable market results: 1) The continued strength in the U.S. economy; 2) No real evidence of inflationary pressures; 3) U.S. corporations experiencing continued profit growth; and 4) Record cash inflow into equity mutual funds. Investors should note that returns on stocks have been exceptional and well above the historical average of 10.7%.(2)

Looking out into 1997, the investment environment continues to read as if it were being scripted to enhance financial assets -- moderate but persistent economic growth, low inflation and strong earnings. Although the duration of this economic expansion is six years and counting, there does not appear to be anything on the horizon that would move the economy off its current track.

Importantly, after a long period of outperformance by stocks, investors should pay particular attention to their current allocation relative to their objectives and risk tolerance. We are expecting that future advances in the markets will be accompanied by increased volatility and periodic corrections as the market adjusts to factors such as recent changes in monetary policy. While we believe that markets will reach significant new highs before the end of the millennium, markets do not go straight up and there will be periods of decline along the way.

Thank you for your continued confidence in the Nations Funds family of funds.

Sincerely,
/s/     A. Max Walker                     /s/    Mark H. Williamson
-------------------------                 -----------------------------
A. Max Walker                             Mark H. Williamson
President and Chairman of the Board       President, NationsBanc Advisos, Inc.

March 31, 1997

(1) AS MEASURED BY THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX.
(2) IBBOTSON ASSOCIATES, STOCKS, BONDS, BILLS AND INFLATION 1997 YEARBOOK

THE NATIONS FUNDS ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as their financial objectives or market conditions change. The Nations Funds family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBanc Advisors, Inc. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

POTENTIAL RETURN

                                                           LONGER TERM
MONEY             SHORTER              INTERMEDIATE        DOMESTIC                          EQUITY
MARKET            MATURITY             MATURITY            AND GLOBAL         BALANCED       INCOME
FUNDS             BOND FUNDS           BOND FUNDS          BOND FUNDS         FUNDS          FUNDS
- Nations         - Nations Short-     - Nations           - Nations Global   - Nations      - Nations
  Prime Fund        Intermediate         Strategic Fixed     Government         Balanced       Equity Income
                    Government           Income Fund         Income Fund        Assets Fund    Fund
- Nations           Fund
  Government                           - Nations           - Nations
  Money Market    - Nations              Intermediate        Diversified
  Fund              Short-Term           Municipal           Income Fund
                    Income Fund          Bond Fund
- Nations                                                  - Nations
  Treasury Fund   - Nations Short-     - Nations             Government
                    Term Municipal       State-Specific      Securities Fund
- Nations Tax       Income Fund          Intermediate
  Exempt Fund                            Municipal         - Nations
                                         Bond Funds          Municipal
                                                             Income Fund

                                                           - Nations State-
                                                             Specific Long-
                                                             Term Municipal
                                                             Bond Funds



                                                                              ------ GROWTH & INCOME ------

-------------------------------- CURRENT INCOME -----------------------------

--------------------- STABILITY ---------------------           RISK (VARIABILITY)


         For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at (800) 982-2271.

        The Nations Funds family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

GROWTH       LARGE             SMALLER          INTERNATIONAL   REGION-SPECIFIC
AND INCOME   CAPITALIZATION    CAPITALIZATION   EQUITY FUNDS    INTERNATIONAL
FUNDS        GROWTH FUNDS      GROWTH FUNDS                     FUNDS
------------ ----------------- ---------------- --------------- ----------------
-Nations     -Nations          -Nations         -Nations        -Nations
 Value Fund   Disciplined       Emerging         International   Emerging
              Equity Fund       Growth Fund      Equity Fund     Markets Fund

             -Nations Capital                                   -Nations
              Growth Fund                                        Pacific Growth
                                                                 Fund
----------GROWTH-------------  -------------AGGRESSIVE GROWTH------------------

                                          SPECIALTY FUNDS
                                          MANAGED INDEX FUNDS
                                            Nations Managed SmallCap Index Fund
                                            Nations Managed Index Fund

TIME AND DIVERSIFICATION
CAN SMOOTH OUT
MARKET VOLATILITY

During the past two years, many investors have enjoyed some of the most rewarding stock market gains in history. So if you're relatively new to the financial markets, the market fluctuations over recent months may be an unsettling experience.

We can't say with certainty when this period of market volatility may end. But we can say that it's an entirely normal occurrence. In fact, the history of the market shows both periods of growth and periods of downturns. The good news is that downturns are often short-lived, and have historically been followed by renewed growth.

So instead of focusing on the market's daily ups and downs, keep focused on your long-term goals. By staying invested, you won't miss out on the potential for later gains from a market rebound. You may also want to take advantage of these helpful strategies:

- PUT DIVERSIFICATION ON YOUR SIDE. You may lessen the effect of market fluctuations when you maintain a diversified portfolio of stocks, bonds, and cash investments such as money market funds. In addition, mutual funds make it easy to diversify within each asset class. For example, you can add an international fund if your portfolio is largely domestic equities. Or you can spread your fixed-income component across multiple bond funds that emphasize different maturities and credit qualities.

- REBALANCE YOUR ASSETS. Your original investment allocation among stocks, bonds and money market funds may have shifted over time -- for example, with recent gains, you may have a larger percentage of your investments in stocks than you expect. If needed, you should rebalance your allocations in line with your long-term strategy.

- CONSIDER DOWNTURNS A BUYING OPPORTUNITY. By investing regular amounts in a Nations Funds account on a set interval, regardless of the market's direction, you wind up purchasing more shares when the price is low and fewer when the price is high. This strategy, called dollar-cost averaging, may help lessen the impact of market swings by averaging the cost of your shares over time. And, with a systematic investment plan (SIP), you can have a set amount automatically withdrawn from your bank checking or savings account and invested directly into your Nations Funds account on a monthly or quarterly basis.

Please note that dollar-cost averaging does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities, regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of fluctuating price levels.

So remember, if you have a sound long-term investment program, and your short-term needs are being met, your original decisions should still serve you well. Simply by staying patient, you may increase your likelihood of reaching your investment goals. For more information, please call Nations Funds at 1-800-321-7854.

                         NATIONS SHORT-TERM INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Brad Pope is Portfolio Manager of Nations Short-Term Income Fund and Product Manager, Fixed Income Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

PERFORMANCE REVIEW*

     For the one-year period ended March 31, 1997, Nations Short-Term Income Fund Investor A Shares provided shareholders with a total return of 5.04%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Pope shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?

     Since Nations Short-Term Income Fund focuses on one- to three-year securities, changes in interest rates affect the Fund less than they do longer term bond portfolios. These securities generally provide more income over time than money markets, but with lower price volatility than longer-term bonds. The rise in rates seen during the first quarter of 1997, has enabled us to add yield to the portfolio by purchasing securities at higher yield levels and lower prices.

     During the year, the Fund emphasized corporate bonds and asset-backed securities. These positions contributed significantly to Fund performance. The yield advantage these types of securities have over U.S. Treasuries helped to mute the negative effects of a rising interest rate environment.

WHERE DO YOU SEE RATES GOING AS WE HEAD INTO THE NEW FISCAL YEAR?

     There is little doubt that there will be continued market volatility. We believe that, in the short run, rates are likely to rise as the economy continues to show resilience and the market ponders the possibility of a series of interest rate hikes by the Federal Reserve Board. However, we also believe this will create a buying opportunity, as rates then should decline in response to a slower growth, benign inflation environment.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     We continue to emphasize income potential by focusing on investment grade corporate bonds, asset-backed securities and mortgages. Over time, the incremental income advantage of the portfolio should enhance return potential. We are taking a somewhat more defensive approach to the corporate bond market given the historically small yield advantage some of these securities have over U.S. Treasuries.

WHAT'S THE BIGGEST HURDLE INVESTORS FACE TODAY?

     Understanding that market reactions to information and perception are quicker than they have been historically. This does not mean that the economic cycle and the business cycle have changed. Rather, the market is reacting to the cycles much more quickly and may, in fact, be tempering the severity of the cycles. Losing sight of fundamental economic and valuation measures is a danger many investors face today.

---------------

   * The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

NATIONS FUNDS
Nations Short-Term Income Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

[PIE CHART]

Foreign Bonds and Notes          6.5%
Corporate Bonds anad Notes      53.8%
Asset-Backed Securities         25.4%
U.S. Treasury Obligations       10.0%
Mortgage-Backed Security         3.3%
Repurchase Agreement and Other
Assets and Liabilities (Net)     1.0%



                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. U.S. Treasury Notes                           10.0%
                                                                          2. Federal National Mortgage Association
                                                                             Certificates                                   3.3
                                                                          3. Advanta Corporation, MTN, 6.600% 02/04/00      2.9
                                                                          4. Time Warner Asset-Backed Trust, 7.290%
                                                                             06/22/98                                       2.7
                                                                          5. Comdisco, Inc., MTN, 6.470% 09/30/98           2.5
                                                                          6. Chase Manhattan Auto Owner Trust, Series
                                                                             1996-C, Class A4, 6.150% 03/15/02              2.5
                                                                          7. Salomon Inc., MTN, 9.000% 02/15/99             2.4
                                                                          8. Lockheed Martin Corporation, 6.625% 06/15/98   2.3
                                                                          9. Associates Corporation N.A., Notes, 6.625%
                                                                             01/15/98                                       2.3
                                                                         10. IMC Home Equity Loan Trust, Series 1997-1,
                                                                             Class A3, 6.820% 10/25/11                      2.2

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97



AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         5.04%
Since Inception (10/02/92)
through 03/31/97            4.87%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Short-Term
Income Fund on October 2, 1992
(inception date). Figures for
the Merrill Lynch 1-3 Year
Treasury Index, an unmanaged
index comprised of U.S.
Treasury bonds with maturities
of 1-3 years, include
reinvestment of dividends.

[LINE GRAPH]

                     Measurement Period                            Merrill Lynch 1-3 Year         Growth of Investment with
                        (Quarterly)                                   Treasury Index              Distributions Reinvested
Oct. 2, 1992                                                                10000                            10000
Nov. 30, 1992                                                               10018                             9914
                                                                            10239                            10226
                                                                            10350                            10398
                                                                            10498                            10585

Nov. 30, 1993                                                               10560                            10641
                                                                            10508                            10535
                                                                            10516                            10492
                                                                            10620                            10592

Nov. 30, 1994                                                               10620                            10590
                                                                            10977                            10925
                                                                            11329                            11304
                                                                            11499                            11475

Nov. 30, 1995                                                               11789                            11763
Mar. 31, 1996                                                               11828                            11790
                                                                            11947                            11901
                                                                            12145                            12088
                                                                            12375                            12314

Mar. 31, 1997                                                               12457                            12385


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Short-Term Income Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      4.39%*
Year Ended 03/31/97                      4.89%
Since Inception (10/02/92) through
  03/31/97                               4.68%
*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase.

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      4.89%
Since Inception (06/07/93) through
  03/31/97                               4.81%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      5.25%
Since Inception (09/30/92) through
  03/31/97                               5.13%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               3.95%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Short-Term Income Fund from the date each class of shares was first offered. Figures for the Merrill Lynch 1-3 Year Treasury Index, an unmanaged index comprised of U.S. Treasury bonds with maturities of 1-3 years, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (09/30/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                                  [LINE GRAPH]

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                             MERRILL LYNCH    INVESTMENT
                               1-3 YEAR          WITH
    MEASUREMENT PERIOD         TREASURY      DISTRIBUTIONS
       QUARTERLY                 INDEX        REINVESTED
OCT. 2, 1992                     10000           10000
NOV. 30, 1992                    10018            9923



                                 10239           10226

                                 10350           10380

                                 10498           10560
NOV. 30, 1993                    10560           10609


                                 10508           10497

                                 10516           10450

                                 10620           10546
NOV. 30, 1994                    10620           10539


                                 10977           10869

                                 11329           11237

                                 11499           11403
NOV. 30, 1995                    11789           11685
MAR. 31, 1996                    11828           11707


                                 11947           11813

                                 12145           11994

                                 12375           12214
MAR. 31, 1997                    12457           12280

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                [LINE GRAPH]

                                               GROWTH OF
                             MERRILL LYNCH    INVESTMENT
                               1-3 YEAR          WITH
    MEASUREMENT PERIOD         TREASURY      DISTRIBUTIONS
       QUARTERLY                 INDEX        REINVESTED
JUNE 7, 1993                     10000           10000



                                 10218           10277
NOV. 30, 1993                    10279           10328


                                 10227           10223

                                 10236           10177

                                 10337           10271
NOV. 30, 1994                    10337           10265


                                 10684           10586

                                 11027           10946

                                 11192           11108
NOV. 30, 1995                    11474           11382
MAR. 31, 1996                    11512           11405


                                 11628           11508

                                 11821           11684

                                 12045           11898
MAR. 31, 1997                    12125           11962

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                [LINE GRAPH]

                                               GROWTH OF         GROWTH OF
                             MERRILL LYNCH    INVESTMENT        INVESTMENT
                               1-3 YEAR          WITH              WITH
    MEASUREMENT PERIOD         TREASURY      DISTRIBUTIONS     DISTRIBUTIONS
       QUARTERLY                 INDEX       REINVESTED - A    REINVESTED - B
SEPT. 30, 1992                   10000           10000             10000
NOV. 30, 1992                    10016            9941              9941



                                 10239           10268             10268

                                 10350           10435             10435

                                 10498           10629             10629
NOV. 30, 1993                    10560           10692             10692


                                 10508           10592             10592

                                 10518           10553             10553

                                 10620           10660             10660
NOV. 30, 1994                    10620           10663             10663


                                 10977           11006             11006

                                 11329           11391             11391

                                 11499           11569             11569
NOV. 30, 1995                    11789           11865             11865
MAR. 31, 1996                    11828           11899             11899
JUNE 28, 1996                    11947           12017             12017


                                 12145           12212             12212

                                 12375           12446             12446
MAR. 31, 1997                    12457           12524             12491

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                   NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     John Swaim is Senior Portfolio Manager of Nations Short-Intermediate Government Fund and Senior Product Manager, Fixed Income Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks high current income consistent with modest fluctuation of principal. The Fund invests primarily is securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PERFORMANCE REVIEW*

     For the one-year period ended March 31, 1997, Nations Short-Intermediate Government Fund Investor A Shares provided shareholders with a total return of 3.51%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Swaim shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

WHAT THEME DOMINATED THE MARKET LAST YEAR?

     The predominant theme in the market was a tug of war between economic strength on one hand and positive inflation news on the other. These two countervailing forces held the benchmark 30-year U.S. Treasury bond in an 80-basis-point range as the Federal Reserve Board (the "Fed") refrained from any movement on interest rates. Toward the end of the fiscal year, the Fed raised the Federal Funds rate as concern over wage inflation had increased.

     The bond market witnessed a strong selloff early in the reporting year as the economy rebounded after the severe winter and government shutdown. Rates on the 30-year U.S. Treasury bond climbed from 6.60% at the beginning of April 1996 to 7.20% by early summer. The market then settled into a trading range that lasted until the fall, when a rally dropped rates to 6.38% based on continued good inflation news. The market sold off in December and January as economic data showed persistent strength, bringing the long bond's yield back to 6.95%. The yield at March 31, 1997 was 7.10%.

HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?

     Since rates held in a fairly narrow range, the Fund benefited from callable securities, including mortgages and agency issues. These securities benefit from stability in interest rates as the Fund picks up incremental income with little risk of the securities being called away.

     The Fund was both helped and hurt by movement in interest rates during the year. Being long in terms of duration early in the year hurt performance as rates backed up, but being long later in the year helped as rates declined. During the summer range bound period, the Fund was able to benefit from curve trading. Five- and ten-year securities traded within a predictable range during this period. We detected this pattern and were able to add return by tactically overweighting one or the other maturity at various times.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?**

     As of the end of the fiscal year, we had reduced the Fund's position in callable securities. Volatility, one of the key components of the valuation of these securities, is at a very low level, and spreads are concurrently at historically tight levels. In our view, the Fund is not sufficiently rewarded for the risk of having these securities called. The yield curve has flattened significantly of late, so we have overweighted the 5-year sector as a contrarian strategy. As of March 31, 1997,

---------------

   * The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

  ** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

the Fund's average maturity was 4.32 years and the average duration was 3.13 years. Approximately 21% was invested in mortgages, with the balance in U.S. government securities.

WHAT IS YOUR OUTLOOK GOING FORWARD AND HOW DO YOU ANTICIPATE POSITIONING THE FUND IN RESPONSE?

     Our near-term outlook is one of caution, in light of the Fed's recent increase in interest rates due to wariness concerning economic strength and wage pressure. Consequently, the Fund is short of its normal duration benchmark, but we are looking for the appropriate level to lengthen duration and take advantage of higher yield potential. We think the economy will eventually decelerate, either by its own lack of forward momentum or with further increases in interest rates by the Fed. We feel mortgages are somewhat vulnerable to a spread widening, and the Fund is underweight the sector near term.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

[PIE CHART]


U.S. Treasury Obligations               78.6%
Collateralized Mortgage Obligations,
Government Guaranteed Bond, Mortgage-
Backed Securities, U.S. Government
Agency Securities, Repurchase
Agreement and Other Assets and
Liabilities (Net)                       21.4%




                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. U.S. Treasury Notes                           75.0%
                                                                          2. Federal National Mortgage Association
                                                                             Certificates                                  12.5
                                                                          3. Federal Home Loan Mortgage Corporation
                                                                             Certificates                                   5.8
                                                                          4. Government National Mortgage Association
                                                                             Certificates                                   3.6
                                                                          5. U.S. Treasury Bill                             3.6
                                                                          6. Second Attransco Trailer Corporation, Series
                                                                             A, 8.500% 06/15/02                             0.4
                                                                          7. Student Loan Marketing Association, 5.630%
                                                                             08/02/99                                       0.2
                                                                          8. Student Loan Marketing Association, 4.665%
                                                                             06/01/98                                       0.1
                                                                          9. Drexel Burnham Lambert, Series S, Class 2,
                                                                             9.000% 08/01/18                                0.1

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97


AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         3.51%
Five Years Ended 03/31/97   5.34%
Since Inception (08/05/91)
  through 03/31/97          6.08%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations
Short-Intermediate Government
Fund on August 5, 1991
(inception date). Figures for
the Lehman 1-5 Year U.S.
Government Index, an unmanaged
index comprised of all U.S.
Government agency and U.S.
Treasury securities with
maturities between 1 and 5
years, include reinvestment of
dividends.

[LINE GRAPH]

                     Measurement Period                             Lehman 1-5 Year U.S.          Growth of Investment with
                        (Quarterly)                                   Government Index             Distributions Reinvested
Aug. 5, 1991                                                                10000                            10000
                                                                            10363                            10427
Nov. 30, 1991                                                               10562                            10925
                                                                            10748                            10762
                                                                            11185                            11239
                                                                            11854                            11632
Nov. 30, 1992                                                               11815                            11546
                                                                            12049                            11982
                                                                            12286                            12166
                                                                            12545                            12435
Nov. 30, 1993                                                               12564                            12451
                                                                            12331                            12229
                                                                            12263                            12104
                                                                            12357                            12160
Nov. 30, 1994                                                               12345                            12128
                                                                            12858                            12586
                                                                            13459                            13053
                                                                            13667                            13235
Nov. 30, 1995                                                               14124                            13610
Mar. 31, 1996                                                               14028                            13485
                                                                            14122                            13497
                                                                            14365                            13723
                                                                            14697                            14015
Mar. 31, 1997                                                               14694                            13959

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      2.71%*
Year Ended 03/31/97                      3.21%
Since Inception (06/17/92) through
  03/31/97                               4.33%
*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      3.10%
Since Inception (06/07/93) through
  03/31/97                               3.50%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      3.72%
Five Years Ended 03/31/97                5.53%
Since Inception (08/01/91) through
  03/31/97                               6.24%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               3.31%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Short-Intermediate Government Fund from the date each class of shares was first offered. Figures for the Lehman 1-5 Year U.S. Government Index, an unmanaged index comprised of all U.S. government agency and U.S. Treasury securities with maturities between 1 and 5 years, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (08/01/91) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                LEHMAN         GROWTH OF
                                 1-5          INVESTMENT
                               YEAR U.S.         WITH
    MEASUREMENT PERIOD        GOVERNMENT     DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 17, 1992                    10000           10000
                                 10438           10394
NOV. 30, 1992                    10403           10299
                                 10792           10673
                                 11004           10820
                                 11236           11043
NOV. 30, 1993                    11253           11041
                                 11044           10828
                                 10983           10710
                                 11067           10751
NOV. 30, 1994                    11056           10715
                                 11516           11111
                                 12054           11515
                                 12241           11667
NOV. 30, 1995                    12650           11989
MAR. 31, 1996                    12564           11870
                                 12648           11871
                                 12866           12061
                                 13163           12309
MAR. 31, 1997                    13160           12250

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                               GROWTH OF
                              LEHMAN 1-5      INVESTMENT
                               YEAR U.S.         WITH
    MEASUREMENT PERIOD        GOVERNMENT     DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 7, 1993                     10000           10000
                                 10145           10092
                                 10359           10304
NOV. 30, 1993                    10374           10307
                                 10182           10113
                                 10126            9999
                                 10204           10035
NOV. 30, 1994                    10193            9999
                                 10617           10366
                                 11113           10740
                                 11256           10878
NOV. 30, 1995                    11662           11175
MAR. 31, 1996                    11533           11061
                                 11661           11060
                                 11862           11234
                                 12136           11461
MAR. 31, 1997                    12133           11404

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                       GROWTH OF                  GROWTH OF
                       INVESTMENT     LEHMAN      INVESTMENT
                          WITH       1-5 YEAR        WITH
                       DISTRIBUTIONS    U.S.     DISTRIBUTIONS
  MEASUREMENT PERIOD   REINVESTED   GOVERNMENT   REINVESTED
       (QUARTERLY)         -B         INDEX          -A
AUG. 1, 1991             10000        10000        10000
                         10427        10363        10427
NOV. 30, 1991            10925        10862        10925
                         10762        10746        10762
                         11242        11165        11242
                         11639        11654        11639
NOV. 30, 1992            11556        11615        11556
                         11997        12049        11997
                         12185        12288        12185
                         12461        12545        12461
NOV. 30, 1993            12483        12564        12483
                         12266        12331        12266
                         12147        12263        12147
                         12208        12357        12208
NOV. 30, 1994            12183        12345        12183
                         12648        12858        12648
                         13124        13459        13124
                         13314        13667        13314
NOV. 30, 1995            13699        14124        13699
MAR. 31, 1996            13580        14028        13580
JUN. 28, 1996            13599        14122        13599
                         13821        14365        13834
                         14110        14697        14135
MAR. 31, 1997            14049        14694        14086

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                      NATIONS STRATEGIC FIXED INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Greg Cobb is Senior Portfolio Manager of Nations Strategic Fixed Income Fund and Senior Product Manager, Fixed Income Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks total return by investing in investment grade fixed income securities.

PERFORMANCE REVIEW*

     For the one-year period ended March 31, 1997, Nations Strategic Fixed Income Fund Investor A Shares provided shareholders with a total return of 3.70%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Cobb shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE FUND'S INVESTMENT APPROACH.

     Nations Strategic Fixed Income Fund invests in the investment grade sectors of the broad bond market, buying mainly U.S. Government securities, mortgage-backed securities, corporate bonds and asset-backed securities.

     Our investment philosophy is biased toward total return, recognizing that the combination of current income and price movement is ultimately more important than current income alone. We use a combination of investment strategies -- duration management (management of interest rate risk), sector rotation, security selection and yield curve positioning -- to add value to the Fund over time. By using multiple strategies, we avoid making "big bets" and look for each strategy to add incremental income without any single strategy dominating returns.

HOW DID BOND MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?

     Over the last twelve months, the bond market has been quite volatile. The 30-year U.S. Treasury bond, the benchmark for the market, began the reporting period yielding 6.60%, and reached a high yield of 7.20% in July, before falling to 6.35% in early December.

     For most of the first quarter of 1997, the long bond traded above 6.80%, ending the quarter at 7.10%. The rise in bond yields during the first quarter can be attributed primarily to an economy that continues to exhibit a frustrating resiliency, growing at a rate above the economy's long-run potential of 2.25%.

     Given our view that economic growth would moderate and interest rates trend lower, the duration of the Fund (a measure of its sensitivity to interest rates) was longer than that of its benchmark, the Lehman Aggregate Bond Index. Because rising yields mean lower prices and longer durations magnify this effect, the rise in yields over the majority of the reporting period resulted in the Fund underperforming its benchmark.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?

     As of March 31, 1997, the Fund had a weighted average maturity of 8.5 years and a duration of 4.5 years. The average quality of the portfolio was AA.

WHAT STRATEGIES HAS THE FUND BENEFITED FROM OVER THE LAST TWELVE MONTHS?**

     The Fund's sector strategy of overweighting corporate bonds, mortgage securities and asset-backed securities provided the strongest performance. Corporates benefited from a moderate economic growth and low inflation, positive

---------------

  * The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

 ** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

credit trends (upgrades outnumbered downgrades) and positive technicals (heavy demand and low supply). Mortgage securities also experienced strong demand as investors poured money into the highest yielding investment grade sector. Asset-backed securities also saw heavy demand, particularly in short maturities. All three sectors outperformed comparable maturity U.S. Treasury bonds.

WHICH SECTOR PROVIDED THE WEAKEST PERFORMANCE?

     Long-duration U.S. Treasury bonds, especially 30-year bonds, were the worst performers. Historically, this has been the case in a rising interest rate environment, as these securities are most sensitive to changes in interest rates.

GOING FORWARD, WHERE DO YOU EXPECT TO FIND THE BEST VALUES?

     The major spread sectors are expected to provide strong performance potential going forward. "Spread" sectors refers to securities that trade at a yield premium or spread over comparable maturity U.S. Treasury bonds. For example, mortgages typically yield 1% to 1.25% more than Treasuries; they trade at a spread over Treasuries.

     We expect mortgages, in particular, to perform well as we think interest rates will remain within a fairly narrow range. Demand from a broad array of investors is expected to be strong, as mortgages provide more income relative to corporate bonds and asset-backed securities.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

[PIE CHART]

Mortgage-Backed Securities              36.1%
U.S. Treasury Obligations               18.8%
Repurchase Agreement and Other Assets
 and Liabilities (Net)                   3.6%
Foreign Bonds                            3.8%
Asset Backed Securities                 13.2%
Corporate Bonds and Notes               24.5%




                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. Federal National Mortgage Association
                                                                             Certificates                                  14.3%
                                                                          2. Government National Mortgage Association
                                                                             Certificates                                  12.8
                                                                          3. U.S. Treasury Bonds                           10.6
                                                                          4. Federal Home Loan Mortgage Corporation
                                                                             Certificates                                   9.0
                                                                          5. U.S. Treasury Notes                            8.2
                                                                          6. Tennessee Valley Authority, Deb., 5.980%
                                                                             04/01/36                                       1.7
                                                                          7. AT&T Universal Card, Master Trust Series
                                                                             95-2A, 5.950% 10/17/02                         1.6
                                                                          8. American Express Co., Master Trust, Series
                                                                             94-3, Class A, 7.85% 08/15/05                  1.6
                                                                          9. Olympic Auto Receivables Trust Series 96-C,
                                                                             Class A4, 6.80% 03/15/02                       1.5
                                                                         10. Aon Capital Trust A, 8.205% 01/01/27           1.5

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        3.70%
Since Inception (11/19/92)
  through 03/31/97         5.76%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Strategic
Fixed Income Fund on November
19, 1992 (inception date).
Figures for the Lehman
Aggregate Bond Index, an
unmanaged index comprised of
the Lehman Government/Corporate Index,
the Asset-Backed Securities
Index and the Mortgage-Backed
Securities Index which include
U.S. Treasury issues, agency
issues, corporate bond issues
and mortgage-backed
securities, include
reinvestment of dividends.


[LINE GRAPH]

                     Measurement Period                                                           Growth of Investment with
                   (Fiscal Year Covered)                        Lehman Aggregate Bond Index        Distributions Reinvested
Nov. 19, 1992                                                             10000                            10000
Nov. 30, 1992                                                             10157                            10111
                                                                          10577                            10590
                                                                          10858                            10876
                                                                          11141                            11212

Nov. 30, 1993                                                             11148                            11183
                                                                          10828                            10865
                                                                          10717                            10733
                                                                          10782                            10787

Nov. 30, 1994                                                             10823                            10791
                                                                          11369                            11280
                                                                          12061                            11945
                                                                          12298                            12118

Nov. 30, 1995                                                             12822                            12631
                                                                          12595                            12313

Mar. 31, 1996                                                             12666                            12328
                                                                          12901                            12508
                                                                          13288                            12873
Mar. 31, 1997                                                             13213                            12769

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      2.88%*
Year Ended 03/31/97                      3.38%
Since Inception (11/16/92) through
  03/31/97                               5.40%
*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      3.23%
Since Inception (06/07/93) through
  03/31/97                               4.22%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      3.90%
Since Inception (10/30/92) through
  03/31/97                               5.97%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               3.35%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Strategic Fixed Income Fund from the date each class of shares was first offered. Figures for the Lehman Aggregate Bond Index, an unmanaged index comprised of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index which include U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

**Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (10/30/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.


                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                               GROWTH OF
                                LEHMAN        INVESTMENT
                               BROTHERS          WITH
    MEASUREMENT PERIOD         AGGREGATE     DISTRIBUTIONS
        (QUARTERLY)           BOND INDEX      REINVESTED
NOV. 16, 1992                    10000           10000
NOV. 30, 1992                    10157           10133
                                 10577           10598
                                 10858           10867
                                 11141           11185
NOV. 30, 1993                    11148           11140
                                 10828           10807
                                 10717           10668
                                 10782           10714
NOV. 30, 1994                    10823           10710
                                 11369           11187
                                 12061           11837
                                 12298           12000
NOV. 30, 1995                    12822           12498
MAR. 31, 1996                    12595           12174
                                 12666           12178
                                 12901           12347
                                 13288           12698
MAR. 31, 1997                    13213           12585

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                               GROWTH OF
                                LEHMAN        INVESTMENT
                               BROTHERS          WITH
    MEASUREMENT PERIOD         AGGREGATE     DISTRIBUTIONS
        (QUARTERLY)           BOND INDEX      REINVESTED
JUNE 7, 1993                     10000           10000
                                 10161           10146
                                 10447           10445
NOV. 30, 1993                    10453           10406
                                 10154           10097
                                 10049            9963
                                 10110           10003
NOV. 30, 1994                    10148            9995
                                 10660           10436
                                 11310           11039
                                 11532           11187
NOV. 30, 1995                    12023           11647
MAR. 31, 1996                    11810           11342
                                 11877           11342
                                 12097           11495
                                 12460           11817
MAR. 31, 1997                    12390           11708

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                               GROWTH OF           GROWTH OF
                                              INVESTMENT          INVESTMENT
                                LEHMAN           WITH                WITH
    MEASUREMENT PERIOD         AGGREGATE     DISTRIBUTIONS       DISTRIBUTIONS
        (QUARTERLY)           BOND INDEX     REINVESTED - A      REINVESTED - B
OCT. 30, 1992                    10000           10000               10000
NOV. 30, 1992                    10161           10151               10151
                                 10581           10636               10636
                                 10862           10928               10928
                                 11145           11269               11269
NOV. 30, 1993                    11152           11245               11245
                                 10832           10928               10928
                                 10721           10801               10801
                                 10786           10861               10861
NOV. 30, 1994                    10827           10871               10871
                                 11373           11369               11369
                                 12066           12045               12045
                                 12303           12226               12226
NOV. 30, 1995                    12827           12750               12750
                                 12599           12436               12436
MAR. 31, 1996                    12671           12456               12456
                                 12906           12645               12645
                                 13293           13021               13021
MAR. 31, 1997                    13218           12921               12873

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                       NATIONS GOVERNMENT SECURITIES FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     John Swaim is Senior Portfolio Manager of Nations Government Securities Fund and Senior Portfolio Manager, Fixed Income Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PERFORMANCE REVIEW*

     For the one-year period ended March 31, 1997, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 2.92%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Swaim shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE LAST TWELVE MONTHS?

     The bond market witnessed a strong selloff early in the reporting year as the economy rebounded after the severe winter and government shutdown. Rates on the benchmark 30-year U.S. Treasury bond climbed from 6.60% at the beginning of April 1996 to 7.20% by early summer. The market then settled into a trading range that lasted until the fall, when a rally dropped rates to 6.38% based on continued good inflation news. The market sold off in December and January as economic data showed persistent strength, bringing the long bond yield back to 6.95%. The yield at March 31, 1997 was 7.10%.

     The predominant theme in the market was a tug of war between economic strength on one hand and positive inflation news on the other. These two countervailing forces held bonds in an 80-basis-point range.

HOW DID YOU POSITION THE FUND IN RESPONSE TO MARKET CONDITIONS?

     Since rates held in a fairly narrow range, the Fund benefited from callable securities, including mortgages and agency issues. These securities benefit from stability in interest rates as the Fund picks up incremental income with little risk of the securities being called away. Interest rate movements during the year generally helped the Fund's performance. The Fund was short duration early in the year, which helped performance as rates backed up. The Fund became progressively longer through the middle of the year, allowing it to benefit from declining rates. During the range bound period, the Fund was able to benefit from duration adjustments at the margin. As interest rates backed up to the range highs, we added incrementally to duration. As interest rates approached the lows of the range, we reduced duration. This strategy was successful for most of the year, though the Fund's performance suffered from its duration being short in January when interest rates declined.

WHAT IS YOUR OUTLOOK GOING FORWARD AND HOW DO YOU ANTICIPATE POSITIONING THE FUND IN RESPONSE?**

     Our near-term outlook is one of caution, with the Federal Reserve Board's (the "Fed") stated wariness concerning economic strength and wage pressure. Consequently, the Fund's duration is shorter than its benchmark, but we are looking for the appropriate level to lengthen duration and take advantage of higher yield potential. We think the economy will eventually decelerate, either by its own lack of forward momentum or with additional increases in interest rates by the

---------------

   * The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

  ** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

Fed. We feel mortgages are somewhat vulnerable to a spread widening, and, therefore, are cautious about the sector in the near term. However, because the yield offered by these securities is so attractive, the Fund will maintain a representative position. While callable agency securities are vulnerable as well, they are less so than mortgages. We have, therefore, added to the Fund's holdings of callable securities.

     As of March 31, 1997, the Fund's average maturity was 9.6 years and the average effective duration was 4.8 years. Approximately 58% of the Fund was invested in mortgages with the balance in other U.S. Government securities.

NATIONS FUNDS
Nations Government Securities Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97
[PIE CHART]

Mortgage-Backed Securities               57.7%
U.S. Government Agency Securities         7.0%
U.S. Treasury Obligations                32.9%
Repurchase Agreement and Other
  Assets and Liabilities (Net)            2.4%

                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. Federal National Mortgage Association
                                                                             Certificates                                  35.1%
                                                                          2. U.S. Treasury Bonds                           20.9
                                                                          3. Government National Mortgage Association
                                                                             Certificates                                  17.2
                                                                          4. U.S. Treasury Notes                           12.0
                                                                          5. Federal Home Loan Mortgage Corporation
                                                                             Certificates                                   5.1
                                                                          6. Federal Home Loan Mortgage Corporation,
                                                                             6.280% 03/06/06                                2.8
                                                                          7. Federal Home Loan Bank,
                                                                             7.700% 03/19/12                                1.9
                                                                          8. Federal Farm Credit Systems, 9.450% 11/21/03   1.5
                                                                          9. Federal Home Loan Mortgage Corporation,
                                                                             7.950% 07/28/04                                0.7
                                                                         10. Government National Mortgage Association II
                                                                             Certificate, 11% 10/20/20                      0.2

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         2.92%
Five Years Ended 03/31/97   4.79%
Since Inception (04/17/91)
  through 03/31/97          5.61%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Government
Securities Fund on April 17,
1991 (inception date). Figures
for the Lehman Intermediate
Treasury Index track the
market value of U.S. Treasury
securities with maturities of
3 to 10 years. The Salomon
Brothers Mortgage Index is
comprised of 30-year and
15-year GNMA, FNMA and FHLMC
securities, and FNMA and FHLMC
balloon mortgages. Both
indices are unmanaged and
include reinvestment of
dividends.

[LINE GRAPH]

                                                                                                          Growth of Investment
              Measurement Period                      Salomon Brothers         Lehman Intermediate         with Distributions
                 (Quarterly)                           Mortgage Index             Treasury Index               Reinvested
Apr. 17, 1991                                               10000                      10000                      10000
May 31, 1991                                                10097                      10061                      10104
                                                            10657                      10541                      10626
                                                            11129                      11055                      11149
                                                            11070                      10933                      10949
May 31, 1992                                                11517                      11359                      11378
                                                            11857                      11866                      11744
                                                            11949                      11823                      11716
                                                            12299                      12270                      12063
May 31, 1993                                                12560                      12512                      12311
                                                            12674                      12777                      12600
                                                            12790                      12796                      12607
                                                            12521                      12558                      12223
May 31, 1994                                                12453                      12489                      12009
                                                            12552                      12584                      11940
                                                            12607                      12570                      11936
                                                            13272                      13090                      12522
May 31, 1995                                                13959                      13705                      13094
                                                            14242                      13913                      13312
                                                            14721                      14383                      13726
Mar. 31, 1996                                               14667                      14281                      13444
                                                            14766                      14373                      13422
                                                            15076                      14620                      13637
                                                            15512                      14956                      14039
Mar. 31, 1997                                               15531                      14945                      13837

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Government Securities Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      2.17%*
Year Ended 03/31/97                      2.67%
Since Inception (07/06/92) through
  03/31/97                               3.55%
*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed within
 one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      2.51%
Since Inception (06/07/93) through
  03/31/97                               2.88%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      3.18%
Five Years Ended 03/31/97                5.02%
Since Inception (04/11/91) through
  03/31/97                               5.84%

AGGREGATE TOTAL RETURN
PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               2.90%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Fund from the date each class of shares was first offered. Figures for the Lehman Intermediate Treasury Index track the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Salomon Brothers Mortgage Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Both indices are unmanaged and include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (4/11/91) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.


                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                                 GROWTH OF
                        SALOMON       LEHMAN     INVESTMENT
                        BROTHERS    INTERMEDIATE    WITH
 MEASUREMENT PERIOD     MORTGAGE     TREASURY    DISTRIBUTIONS
     QUARTERLY           INDEX        INDEX      REINVESTED
JULY 6, 1992             10000        10000        10000
                         10295        10447        10223
                         10375        10409        10181
                         10679        10802        10478
MAY 31, 1993             10905        11016        10667
                         11005        11249        10900
                         11105        11265        10890
                         10872        11056        10543
MAY 31, 1994             10813        10995        10345
                         10898        11079        10273
                         10946        11067        10257
                         11523        11924        10747
MAY 31, 1995             12120        12065        11224
                         12365        12249        11397
                         12782        12663        11736
MAR. 31, 1996            12734        12573        11488
                         12821        12654        11462
                         13090        12871        11638
                         13468        13167        11974
MAR. 31, 1997            13485        13157        11794

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                                 GROWTH OF
                        SALOMON       LEHMAN     INVESTMENT
                        BROTHERS    INTERMEDIATE    WITH
 MEASUREMENT PERIOD     MORTGAGE     TREASURY    DISTRIBUTIONS
     QUARTERLY           INDEX        INDEX      REINVESTED
JUNE 7, 1993             10000        10000        10000
                         10190        10362        10296
                         10282        10379        10289
                         10066        10184         9963
MAY 31, 1994             10012        10129         9779
                         10091        10206         9713
                         10136        10195         9700
                         10670        10616        10166
MAY 31, 1995             11222        11115        10620
                         11450        11283        10786
                         11835        11665        11110
MAR. 31, 1996            11791        11582        10871
                         11871        11657        10842
                         12121        11857        11005
                         12471        12129        11318
MAR. 31, 1997            12486        12120        11144

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                   GROWTH                             GROWTH
                     OF                                 OF
                  INVESTMENT                         INVESTMENT
                    WITH      SALOMON     LEHMAN       WITH
  MEASUREMENT   DISTRIBUTIONS BROTHERS INTERMEDIATE DISTRIBUTIONS
     PERIOD       REINVESTED  MORTGAGE   TREASURY    REINVESTED
   QUARTERLY        - B        INDEX      INDEX        - A
APR. 11, 1991       10000      10000      10000      10000
                    10118      10203      10167      10118
                    10647      10768      10650      10647
                    11178      11245      11170      11178
                    10983      11185      11047      10983
MAY 31, 1992        11419      11637      11476      11419
                    11794      11980      11989      11794
                    11782      12074      11946      11782
                    12136      12427      12397      12136
MAY 31, 1993        12378      12691      12642      12378
                    12673      12807      12909      12673
                    12685      12923      12928      12685
                    12303      12652      12688      12303
MAY 31, 1994        12096      12583      12618      12096
                    12033      12663      12714      12033
                    12037      12739      12700      12037
                    12635      13410      13225      12635
MAY 31, 1995        13221      14105      13847      13221
                    13449      14395      14037      13449
                    13876      14875      14532      13876
                    13599      14820      14428      13599
JUN. 28, 1996       13585      14920      14522      13585
                    13795      15234      14771      13812
                    14192      15674      15110      14228
MAR. 31, 1997       13979      15693      15099      14032

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                        NATIONS DIVERSIFIED INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Mark S. Ahnrud, CFA, is Senior Portfolio Manager of Nations Diversified Income Fund and a Director of Fixed Income Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

PERFORMANCE REVIEW*

     For the one-year period ended March 31, 1997, Nations Diversified Income Fund Investor A Shares provided shareholders with a total return of 4.71%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Ahnrud shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE FUND'S INVESTMENT APPROACH.

     Our investment philosophy is biased toward total return, recognizing that the combination of current income and price movement is ultimately more important than current income alone. We use a combination of investment strategies -- duration management (management of interest rate risk), sector rotation, security selection and yield curve positioning -- to add value to the Fund over time. By using multiple strategies, we avoid making "big bets" and look for each strategy to add incremental income without any single strategy dominating returns.

     Nations Diversified Income Fund invests in government securities and corporate bonds, including high-yield corporates. High-yield corporate bonds and government securities are not highly correlated to one another; they react differently to changes in interest rates and the economy. This divergence in performance is the key to the Fund's strategy, as the Fund balances credit risk and interest rate risk by allocating assets to the different sectors as market conditions warrant. When interest rates are falling, the Fund will overweight long-term government securities whose prices rise with falling rates. In a rising interest rate environment, often a sign of a strong economy, the Fund will allocate a greater percentage of assets to high-yielding, lower-rated corporate bonds, which tend to perform better in that environment than higher-quality securities.

HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE?

     The Fund performed very well over the year relative to its peer group, as the best performing sectors in the market during the last twelve months were emerging market debt, high-yield, investment grade corporates, mortgages and U.S. Treasuries, in that order. While we had reduced the Fund's exposure to emerging market debt early in the year, the continued overweighting in both investment grade and high-yield corporate bonds resulted in strong relative performance. The rise in interest rates over the year was more dramatic in shorter maturities, as the market began to anticipate an interest rate increase by the Federal Reserve Board (the "Fed"), hurting U.S. Treasury returns. The Fund's additions to mortgage exposure have been positive contributors to performance over the last few months, as mortgages have been the best performing sector during the first quarter of 1997.

WHAT ARE THE FUND'S CURRENT PORTFOLIO CHARACTERISTICS?**

     As of March 31, 1997, the Fund had an average maturity of 9.57 years and an effective duration of 4.85 years. The average credit quality of the portfolio's holdings was 'AA3'. The Fund held 18.8% in high-yield (non-investment grade)

---------------

   * The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

  ** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

corporate bonds and 16.9% in investment grade corporate bonds. The Fund also maintained a 29% position in mortgage pass-through securities.

WHERE DID YOU FIND THE STRONGEST PERFORMANCE OVER THE COURSE OF THE LAST TWELVE MONTHS?

     The best performance in the Fund during the last year came from its holdings in high-yield securities. With interest rates moving up during the course of the year and the economy remaining strong, high-yield bonds outperformed investment-grade securities.

WHICH SECTOR PROVIDED THE WEAKEST PERFORMANCE?

     The Fund's positions in 30-year U.S. Treasury bonds were the worst performers during the last twelve months, as they proved more sensitive to interest rate increases of almost one-half of one percent (50 basis points) over that time.

WHERE DO YOU EXPECT TO FIND THE BEST VALUES?

     While we continue to believe that the high-yield market can perform well in 1997, the strength in this market over the last 4-5 years has made us cautious on how much outperformance is left in the sector. In the near term, the best values will probably be found in the mortgage market, especially if the economy remains strong and interest rates move higher. If the increase in rates occurs, then we will look to add exposure to longer duration assets, as we would then expect interest rates to stabilize or end the year lower than their peak.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKETS IN 1997?

     We are concerned that the strength seen in the fourth quarter of 1996 has carried over into the first quarter of 1997. We have moved the Fund's duration down to 4.85 years, shorter than that of the benchmark. We believe that there is a very good chance that the Fed will continue to raise interest rates this year in order to slow economic growth. While this would lead to higher interest rates near term, slowing growth coupled with little inflationary pressure should then allow rates to move lower.

NATIONS FUNDS
Nations Diversified Income Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

[PIE CHART]

Corporate Bonds and Notes               37.5%
U.S. Treasury Obligations               32.1%
Mortgage-Backed Securities              29.0%
Repurchase Agreement and Other
  Assets and Liabilities (Net)           1.4%




                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. U.S. Treasury Note                            13.8%
                                                                          2. U.S. Treasury Bond                            12.4
                                                                          3. Government National Mortgage Association
                                                                             Certificates                                  10.5
                                                                          4. Federal Home Loan Mortgage Corporation
                                                                             Certificates                                   9.8
                                                                          5. Federal National Mortgage Association
                                                                             Certificates                                   8.7
                                                                          6. U.S. Treasury Strips                           5.9
                                                                          7. Tennessee Valley Authority, Deb., 5.980%
                                                                             04/01/36                                       2.6
                                                                          8. Morgan Stanley Finance PLC., Gtd. Sub. Deb.,
                                                                             8.030% 02/28/17                                1.6
                                                                          9. Conseco, Inc., Sr. Notes, 10.500% 12/15/04     1.4
                                                                         10. Paine Webber Group, Inc., Sr. Notes, 7.625%
                                                                             10/15/08                                       1.3

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         4.71%
Since Inception (11/25/92)
  through 03/31/97          7.93%


The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Diversified
Income Fund on November 25,
1992 (inception date). Figures
for the Lehman Government/Corporate
Bond Index, an unmanaged index
comprised of U.S. Government,
U.S. Treasury and agency
securities, corporate and
yankee bonds, include
reinvestment of dividends.


                                  [LINE GRAPH]

                     Measurement Period                         Lehman Government/Corporate       Growth of Investment with
                        (Quarterly)                                      Bond Index                Distributions Reinvested
Nov. 25, 1992                                                              10000                            10000

Nov. 30, 1992                                                              10171                            10138
                                                                           10644                            10799
                                                                           10964                            11225
                                                                           11326                            11634

Nov. 30, 1993                                                              11293                            11722
                                                                           10940                            11404
                                                                           10804                            11231
                                                                           10857                            11322

Nov. 30, 1994                                                              10897                            11401
                                                                           11440                            11994
                                                                           12182                            12883
                                                                           12415                            13109

Nov. 30, 1995                                                              12994                            13751

Mar. 31, 1996                                                              12690                            13305
                                                                           12749                            13342
                                                                           12974                            13598
                                                                           13371                            14054

Mar. 31, 1997                                                              13256                            13932

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Diversified Income Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      3.94%*
Year Ended 03/31/97                      4.44%
Since Inception (11/09/92) through
  03/31/97                               7.62%
*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      4.18%
Since Inception (06/07/93) through
  03/31/97                               5.78%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      4.97%
Since Inception (10/30/92) through
  03/31/97                               8.20%

AGGREGATE TOTAL RETURN
PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               4.22%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Fund from the date each class of shares was first offered. Figures for the Lehman Government/Corporate Bond Index, an unmanaged index comprised of U.S. Government, U.S. Treasury and agency securities, corporate and yankee bonds, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (10/30/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.


                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                 LEHMAN        GROWTH OF
                                BROTHERS      INVESTMENT
                              GOVERNMENT/        WITH
    MEASUREMENT PERIOD         CORPORATE     DISTRIBUTIONS
        (QUARTERLY)            BOND INDEX     REINVESTED
NOV. 9, 1992                     10000           10000
NOV. 30, 1992                    10163           10242
                                 10636           10893
                                 10955           11307
                                 11317           11701
NOV. 30, 1993                    11284           11772
                                 10931           11435
                                 10795           11248
                                 10848           11324
NOV. 30, 1994                    10888           11389
                                 11431           11967
                                 12172           12838
                                 12405           13047
NOV. 30, 1995                    12983           13668
MAR. 31, 1996                    12680           13217
                                 12739           13246
                                 12964           13491
                                 13360           13935
MAR. 31, 1997                    13245           13805

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                                LEHMAN         GROWTH OF
                               BROTHERS       INVESTMENT
                             GOVERNMENT/         WITH
    MEASUREMENT PERIOD        CORPORATE      DISTRIBUTIONS
  (FISCAL YEAR COVERED)       BOND INDEX      REINVESTED
JUNE 7, 1993                     10000           10000
                                 10227           10178
                                 10565           10533
NOV. 30, 1993                    10534           10597
                                 10205           10295
                                 10078           10125
                                 10128           10194
NOV. 30, 1994                    10165           10253
                                 10671           10773
                                 11364           11558
                                 11581           11745
NOV. 30, 1995                    12121           12305
MAR. 31, 1996                    11837           11891
                                 11893           11910
                                 12103           12123
                                 12473           12513
MAR. 31, 1997                    12365           12389

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                  [LINE GRAPH]

                       GROWTH OF      LEHMAN     GROWTH OF
                       INVESTMENT    BROTHERS    INVESTMENT
                          WITH      GOVERNMENT/     WITH
 MEASUREMENT PERIOD   DISTRIBUTIONS  CORPORATE  DISTRIBUTIONS
     (QUARTERLY)       REINVESTED    BOND INDEX   REINVESTED
                         - B                        - A
OCT. 30, 1992            10000        10000        10000
NOV. 30, 1992            10225        10163        10225
                         10894        10636        10894
                         11318        10955        11318
                         11735        11317        11735
NOV. 30, 1993            11828        11284        11828
                         11512        10931        11512
                         11344        10795        11344
                         11442        10848        11442
NOV. 30, 1994            11530        10888        11530
                         12136        11431        12136
                         13045        12172        13045
                         13281        12405        13281
NOV. 30, 1995            13940        12983        13940
MAR. 31, 1996            13497        12680        13497
JUN. 28, 1996            13543        12739        13543
                         13794        12964        13812
                         14248        13360        14284
MAR. 31, 1997            14115        13245        14168

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUNDS
Nations Short-Term Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
ASSET-BACKED SECURITIES -- 25.4%
$ 4,300,000   Banc One Credit Card Master Trust,
                Series 1994-C, Class A,
                7.800% 11/15/98.................   $  4,375,250
  5,000,000   Chase Manhattan Auto Owner Trust,
                Series 1996-C, Class A4,
                6.150% 03/15/02.................      4,904,650
  3,000,000   Discover Card Master Trust, Series
                1995-2, Class A,
                6.550% 02/15/03.................      2,971,860
  4,000,000   EQCC Home Equity Loan Trust,
                Series 1996-2, Class A2,
                6.700% 09/15/08.................      3,987,520
  3,000,000   Fingerhut Metris Master Trust,
                Series 1996-1, Class A,
                6.450% 02/20/02.................      2,987,790
  2,500,000   Green Tree Financial Corporation,
                Series 1996-9, Class A2,
                6.250% 01/15/28.................      2,487,500
  3,000,000   Household Affinity Credit Card
                Master Trust I, Series 1993-1,
                Class B, 5.300% 09/15/00........      2,911,860
  4,500,000   IMC Home Equity Loan Trust, Series
                1997-1, Class A3,
                6.820% 10/25/11.................      4,452,188
  2,531,667   Keystone Auto Grantor Trust,
                Series 1996-B, Class A,
                6.150% 04/15/03**...............      2,514,274
              Olympic Automobile Receivables
                Trust:
  2,792,085     Series 1995-B, Class A2,
                7.350% 10/15/01.................      2,813,891
  2,142,738     Series 1995-C, Class A2,
                6.200% 01/15/02.................      2,135,367
  2,300,000     Prime Credit Card Master Trust,
                Series 1992-2, Class B2,
                7.950% 11/15/02.................      2,354,984
  2,000,000     Sears Credit Account Master Trust,
                Series 1995-4, Class A,
                6.250% 01/15/03.................      1,996,240
  4,150,000   Spiegel Master Trust, Series
                1995-A, Class A,
                7.500% 09/15/04.................      4,219,388
 12,000,000   Time Warner Asset-Backed Trust,
                7.290% 06/22/98**+..............      5,259,120
                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $50,781,626)..............     50,371,882
                                                    ===========
CORPORATE BONDS AND NOTES -- 53.8%
              BANKING -- 5.9%
  4,000,000   Capital One Bank, MTN,
                6.875% 04/24/00.................      3,970,560
  3,500,000   Chemical Bank (N.Y.) Corporation,
                9.750% 06/15/99.................      3,710,980
  4,000,000   Union Planters National Bank,
                Notes, 6.470% 10/29/99..........      3,958,840
                                                   ------------
                                                     11,640,380
                                                   ------------
              BROKERAGE -- 11.3%
  3,400,000   Goldman Sachs Group, L.P., Notes,
                6.875% 09/15/99**...............      3,400,374
  3,275,000   Lehman Brothers Holdings Inc.,
                MTN, 6.850% 10/08/99............      3,264,946
  4,000,000   Merrill Lynch & Company, MTN,
                6.520% 06/22/98.................      4,010,120
              Paine Webber Group Inc., Sr.
                Notes:
  2,500,000     6.250% 06/15/98.................      2,491,200
  2,500,000     7.700% 02/11/00.................      2,540,650

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              BROKERAGE -- (CONTINUED)
$ 4,500,000   Salomon Inc., MTN,
                9.000% 02/15/99.................   $  4,662,180
  2,000,000   Smith Barney Holdings, Inc.,
                Notes, 5.625% 11/15/98..........      1,968,440
                                                   ------------
                                                     22,337,910
                                                   ------------
              CAPTIVE FINANCE -- 4.0%
  4,000,000   AT&T Capital Corporation, MTN,
                5.650% 01/15/99.................      3,922,080
  4,000,000   General Motors Acceptance
                Corporation, MTN,
                7.375% 07/20/98.................      4,047,680
                                                   ------------
                                                      7,969,760
                                                   ------------
              FINANCIAL -- 17.6%
  6,000,000   Advanta Corporation, MTN, 6.600%
                02/04/00........................      5,820,420
  3,000,000   Aristar, Inc., Notes,
                5.750% 07/15/98.................      2,971,830
  4,500,000   Associates Corporation N.A.,
                Notes, 6.625% 05/15/98..........      4,508,145
  3,800,000   Banponce Financial Corporation,
                MTN, 6.560% 04/22/99............      3,772,792
  4,000,000   Chrysler Financial Corporation,
                Notes, 6.375% 01/28/00..........      3,950,360
  3,000,000   Finova Capital Corporation, Notes,
                6.380% 04/15/99.................      2,974,590
  2,500,000   GATX Capital Corporation, Notes,
                6.110% 05/07/98.................      2,491,300
  3,350,000   Heller Financial, Inc., MTN,
                6.510% 09/20/99.................      3,327,153
  2,000,000   Norwest Financial Inc., Sr. Notes,
                8.375% 01/15/00.................      2,051,140
  3,000,000   NYNEX, MTN,
                6.720% 06/15/98**...............      3,010,530
                                                   ------------
                                                     34,878,260
                                                   ------------
              INDEPENDENT FINANCE -- 1.2%
  2,500,000   North American Mortgage Company,
                MTN,
                5.800% 11/02/98.................      2,469,825
                                                   ------------
              INDUSTRIAL -- 11.2%
  5,000,000   Comdisco, Inc., MTN,
                6.470% 09/30/98.................      4,989,900
  3,000,000   Crane Company, Notes,
                7.250% 06/15/99.................      3,037,800
  4,500,000   Lockheed Martin Corporation,
                6.625% 06/15/98.................      4,508,685
  3,340,000   News America Holdings Inc., Sr.
                Notes,
                7.500% 03/01/00.................      3,377,041
  2,250,000   PDV America Inc., Sr. Notes,
                7.250% 08/01/98.................      2,252,880
  4,000,000   Unocal Corporation, MTN,
                8.810% 05/18/98.................      4,100,520
                                                   ------------
                                                     22,266,826
                                                   ------------
              RETAIL -- 0.6%
  1,130,000   Sears, Roebuck & Company, MTN,
                9.230% 08/06/98.................      1,169,900
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              UTILITY -- ELECTRIC -- 2.0%
$ 4,000,000   Commonwealth Edison Company, 1st
                Mortgage Bonds,
                6.375% 07/15/00.................   $  3,909,960
                                                   ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $107,484,565).............    106,642,821
                                                   ============
FOREIGN BONDS AND NOTES -- 6.5%
  3,000,000   Bladex, Notes,
                7.000% 09/24/99**...............      2,988,180
  4,000,000   Corporacion Andina De Fomento,
                Eurobonds,
                6.625% 10/14/98**...............      3,998,000
  1,950,000   Fletcher Challenge, Deb.,
                9.800% 06/15/98.................      2,019,693
  4,000,000   Skandia Capital AB, Guaranteed
                Eurobonds,
                6.000% 11/02/98.................      3,948,480
                                                   ------------
              TOTAL FOREIGN BONDS AND NOTES
                (Cost $12,948,266)..............     12,954,353
                                                   ============
MORTGAGE-BACKED SECURITY -- 3.3%
  (Cost $6,660,087)
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA) CERTIFICATE
                -- 3.3%
  6,595,007   6.000% 11/01/03...................      6,449,719
                                                   ============
U.S. TREASURY OBLIGATIONS -- 10.0%
              U.S. TREASURY NOTES -- 10.0%
  1,175,000   6.125% 08/31/98...................      1,172,427
 18,750,000   5.875% 01/31/99...................     18,574,125
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $19,829,748)..............     19,746,552
                                                   ============
              TOTAL SECURITIES
                (Cost $197,704,292).............    196,165,327
                                                   ============
REPURCHASE AGREEMENT -- 1.1%
(Cost $2,190,000)
  2,190,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $2,190,383 on
                04/01/97, collateralized by:
                $2,190,006 U.S. Government
                Agency Securities,
                5.125% - 8.740% due 03/04/98 -
                12/15/43........................      2,190,000
                                                   ============

                                                     VALUE
                                                    (NOTE 1)
------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $199,894,292*).............     100.1%    $198,355,327
OTHER ASSETS AND
  LIABILITIES (NET)................      (0.1)        (179,736)
                                        -----     ------------
NET ASSETS.........................     100.0%    $198,175,591
                                        =====     ============

---------------
 * Aggregate cost for Federal tax purposes is $199,902,435.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 + Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATION:

MTN   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
  (Cost $489,451)
$   462,232   Drexel Burnham Lambert,
                Series S, Class 2,
                9.000% 08/01/18..................  $    463,388
                                                   ============
GOVERNMENT GUARANTEED BOND -- 0.4%
  (Cost $1,783,370)
  1,766,000   Second Attransco Tanker
                Corporation,
                Series A,
                8.500% 06/15/02..................     1,811,368
                                                   ============
MORTGAGE-BACKED SECURITIES -- 22.0%
              FEDERAL HOME LOAN MORTGAGE CORPORATION
                (FHLMC) CERTIFICATES -- 5.8%
     38,464     6.500% 09/01/03..................        38,274
    510,292     8.500% 04/01/08..................       524,187
  5,745,786     8.500% 08/01/09..................     5,945,049
     58,947   REMIC, Series 105, Class D,
                6.000% 01/15/19..................        58,597
 20,206,291   30 Year Gold Pass Thru,
                7.000% 12/01/25..................    19,385,310
                                                   ------------
                                                     25,951,417
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 12.6%
  1,700,000     8.150% 05/11/98..................     1,726,554
  9,842,061     8.500% 11/01/09..................    10,198,836
  2,543,563     10.000% 04/01/14.................     2,773,247
  4,876,634     9.000% 04/01/16..................     5,132,657
  3,940,457     6.500% 04/01/26..................     3,668,289
 21,565,763     7.500% 02/01/27..................    21,161,405
 12,000,000     7.000% 02/15/11, TBA+++..........    11,786,280
                                                   ------------
                                                     56,447,268
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA) CERTIFICATES -- 3.6%
  4,252,255     8.500% 02/15/05 - 08/15/08
                  (27 Pools).....................     4,423,409
  8,260,320     7.500% 02/15/24..................     8,128,650
  3,951,151     7.500% 04/15/26..................     3,870,864
                                                   ------------
                                                     16,422,923
                                                   ------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $99,586,894)...............    98,821,608
                                                    ===========
U.S. GOVERNMENT AGENCY SECURITIES -- 0.3%
              Student Loan Marketing Association:
    500,000     4.665% 06/01/98+.................       494,800
  1,000,000     5.630% 08/02/99+.................       996,530
                                                   ------------
              TOTAL U.S. GOVERNMENT AGENCY
                SECURITIES
                (Cost $1,499,269)................     1,491,330
                                                   ============

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 78.6%
              U.S. TREASURY BILL -- 3.6%
$16,000,000     5.030% 05/01/97++................  $ 15,931,200
                                                   ------------
              U.S. TREASURY NOTES -- 75.0%
 14,000,000     5.875% 01/31/99..................    13,868,680
120,000,000     6.375% 05/15/99..................   119,737,200
 14,000,000     8.500% 02/15/00..................    14,684,740
 16,000,000     6.250% 08/31/00..................    15,797,440
155,000,000     6.625% 07/31/01..................   154,225,000
  3,000,000     7.500% 02/15/05..................     3,103,590
  5,000,000     6.500% 10/15/06..................     4,844,550
 12,000,000     6.250% 02/15/07..................    11,435,640
                                                   ------------
                                                    337,696,840
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $356,245,398)..............   353,628,040
                                                   ============
              TOTAL SECURITIES
                (Cost $459,604,382)..............   456,215,734
                                                   ============
REPURCHASE AGREEMENT -- 2.5%
  (Cost $11,048,000)
 11,048,000   Agreement with Smith Barney, 6.300%
                dated 03/31/97, to be repurchased
                at $11,049,933 on 04/01/97,
                collateralized by: $11,048,028
                U.S. Government Agency
                Securities, 5.125% - 8.740% due
                03/04/98 - 12/15/43..............    11,048,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $470,652,382*).................   103.9%    467,263,734
OTHER ASSETS AND
  LIABILITIES (NET)....................    (3.9)    (17,576,259)
                                          -----    ------------
NET ASSETS.............................   100.0%   $449,687,475
                                          =====    ============

---------------
  * Aggregate cost for Federal tax purposes is $470,777,944.
  + Variable rate security. The interest rate shown reflects the rate in effect at March 31, 1997.
 ++ Rate represents annualized yield at date of purchase.
+++ Security purchased on a when-issued or delayed delivery basis (Note 1).

ABBREVIATIONS:

Gold      Payments are on accelerated 45 day payment cycle
          instead of regular 75 day cycle
REMIC     Real Estate Mortgage Investment Conduit
TBA       To Be Announced

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
ASSET-BACKED SECURITIES -- 13.2%
$15,000,000   American Express Company, Master
                Trust, Series 1994-3, Class A,
                7.850% 08/15/05.................   $ 15,548,400
 16,500,000   AT&T Universal Card, Master Trust,
                Series 95-2A,
                5.950% 10/17/02.................     16,056,480
  5,000,000   Chase Manhattan Credit Card Master
                Trust, Series 1996-4, Class A,
                6.730% 02/15/03.................      5,009,350
  4,400,000   Discover Card Master Trust, Series
                1996-3, Class B,
                6.250% 08/18/08.................      4,034,228
 10,000,000   EQCC Home Equity Loan Trust,
                Series 1996-2, Class A2,
                6.700% 09/15/08.................      9,968,800
              Fingerhut Metris Master Trust:
 10,000,000     Series 1996-1, Class A,
                6.450% 02/20/02.................      9,959,300
  7,500,000     Series 1996-1, Class B,
                6.800% 02/20/02.................      7,455,450
 10,750,000   IMC Home Equity Loan Trust, Series
                1997-1, Class A3,
                6.820% 10/25/11.................     10,635,781
              Olympic Automobile Receivables
                Trust:
 15,275,000   Series 1996-C, Class A4,
                6.800% 03/15/02.................     15,265,530
 12,920,000   Series 1996-D, Class A4,
                6.050% 08/15/02.................     12,657,595
  7,250,000   Prime Credit Card Master Trust,
                Series 1992-2, Class B2,
                7.950% 11/15/02.................      7,423,320
  6,100,000   Spiegel Master Trust, Series
                1994-B, Class A,
                8.150% 06/15/04.................      6,296,359
 10,075,000   Standard Credit Card Master Trust,
                Series 1995-9, Series B,
                6.650% 10/07/07.................      9,527,121
                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $132,402,501).............    129,837,714
                                                   ============
CORPORATE BONDS AND NOTES -- 24.5%
              BANKING AND FINANCE -- 16.0%
  8,000,000   Advanta Corporation, MTN,
                6.540% 02/10/00.................      7,747,680
              Ahmanson (H.F.) & Company:
  8,500,000     MTN,
                6.530% 06/01/98.................      8,509,010
  7,465,000     Notes,
                8.250% 10/01/02.................      7,782,188
 15,000,000   Aon Capital Trust A,
                8.205% 01/01/27**...............     14,800,200
  9,890,000   Banponce Financial Corporation,
                MTN,
                6.550% 10/10/00.................      9,698,727
  7,600,000   Bear Stearns Companies, Inc., Sr.
                Notes,
                6.750% 05/01/01.................      7,493,220
  9,125,000   Beneficial Corporation, MTN,
                6.350% 12/05/02.................      8,713,371

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              BANKING AND FINANCE -- (CONTINUED)
              Capital One Bank, Notes:
$ 5,750,000     6.610% 06/22/99.................   $  5,706,415
  9,000,000     7.200% 07/19/99.................      9,037,620
  8,075,000   First USA Bank, Notes,
                5.850% 02/22/01.................      7,763,305
  8,000,000   Ford Motor Credit Corporation,
                MTN,
                6.060% 12/27/00.................      7,746,560
  7,750,000   General Motors Acceptance
                Corporation, MTN,
                6.250% 10/18/99.................      7,641,578
  7,500,000   Goldman Sachs Group, L.P., Notes,
                7.200% 11/01/06 **..............      7,348,875
              Lehman Brothers Holdings, MTN:
 13,425,000     6.650% 11/08/00.................     13,195,835
  4,300,000     9.000% 09/28/01.................      4,564,923
  6,175,000   Merrill Lynch and Companies, MTN,
                6.500% 02/15/01.................      6,080,955
  6,700,000   Paine Webber Group Inc., MTN,
                7.300% 10/15/03.................      6,607,875
              Salomon Inc.:
  8,525,000     MTN,
                6.625% 11/30/00.................      8,341,457
  4,175,000     Sr. Notes,
                7.000% 06/15/03.................      4,058,852
  5,375,000   Travelers,
                6.450% 10/18/99**...............      5,306,899
                                                   ------------
                                                    158,145,545
                                                   ------------
              ENTERTAINMENT -- 2.7%
              Time Warner Inc., Notes:
 14,550,000     7.450% 02/01/98.................     14,626,533
 12,500,000     6.100% 12/30/01**...............     11,736,250
                                                   ------------
                                                     26,362,783
                                                   ------------
              INDUSTRIAL -- 4.1%
  7,250,000   Auburn Hills Trust Certificates,
                Deb., 12.000% 05/01/20+.........     10,492,417
              PDV America, Inc.:
  3,865,000     Sr. Notes,
                7.250% 08/01/98.................      3,869,947
                Gtd. Sr. Notes:
  4,475,000     7.750% 08/01/00.................      4,476,700
  5,534,000     7.875% 08/01/03.................      5,467,703
 16,580,000   Tennessee Valley Authority, Deb.,
                5.980% 04/01/36.................     16,585,969
                                                   ------------
                                                     40,892,736
                                                   ------------
              RETAIL -- 1.0%
  9,500,000   Sears Roebuck Acceptance
                Corporation, MTN,
                6.690% 04/30/01.................      9,370,230
                                                   ------------
              TRANSPORTATION -- 0.7%
  7,000,000   Erac USA Finance Company,
                6.950% 03/01/04**...............      6,800,937
                                                   ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $245,170,994).............    241,572,231
                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
FOREIGN BONDS -- 3.8%
$10,750,000   Bladex,
                7.000% 09/24/99**...............   $ 10,707,645
  5,675,000   Corporacion Andina De Fomento,
                7.375% 07/21/00.................      5,717,052
 12,500,000   Hydro-Quebec,
                9.000% 03/07/01.................     13,206,125
  8,500,000   Sun Canada Financial Company,
                7.250% 12/15/15**...............      7,987,705
                                                   ------------
              TOTAL FOREIGN BONDS
                (Cost $38,241,416)..............     37,618,527
                                                   ============
MORTGAGE-BACKED SECURITIES -- 36.1%
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC)
                CERTIFICATES -- 9.0%
  8,969,877     7.500% 09/12/26.................      8,821,247
 38,211,036     6.500% 01/01/27.................     35,584,027
              Gold:
 12,016,108     6.500% 08/01/10.................     11,646,493
 33,266,574     7.000% 08/01/11.................     32,753,604
                                                   ------------
                                                     88,805,371
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 14.3%
 22,000,000     7.180% 10/01/03.................     21,733,800
  5,275,209     7.000% 09/01/11.................      5,181,205
 10,419,594     9.000% 08/01/24.................     10,930,780
 15,468,994     7.500% 09/01/25.................     15,193,336
 15,946,633     8.000% 09/15/25.................     16,120,930
  2,882,977     6.500% 03/01/26.................      2,683,849
 13,827,403     6.500% 04/01/26.................     12,872,344
 22,992,662     7.000% 04/01/26.................     22,022,602
 16,797,328     8.500% 06/01/26.................     17,196,264
 16,390,118     8.500% 07/01/26.................     16,779,383
                                                   ------------
                                                    140,714,493
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA)
                CERTIFICATES -- 12.8%
     56,267     9.000% 04/15/20.................         59,643
  4,991,354     8.000% 03/15/23.................      5,035,028
  4,844,583     8.500% 08/15/24.................      4,976,259
  4,906,572     8.000% 10/15/24.................      4,938,759
    709,566     9.500% 01/15/25.................        762,337
  9,714,307     9.500% 02/15/25.................     10,436,760
  4,674,432     8.000% 08/15/25.................      4,699,253
  4,296,211     7.000% 01/15/26.................      4,097,511
  2,891,754     8.500% 08/15/26.................      2,964,944
  9,826,905     8.500% 09/15/26.................     10,075,624
  2,850,543     9.000% 09/15/26.................      2,982,381
 21,981,313     7.500% 11/15/26.................     21,534,653
  5,250,707     8.500% 12/15/26.................      5,383,602
 10,715,129     8.500% 12/15/26.................     10,986,329
  3,673,511     8.500% 01/15/27.................      3,766,488
 24,729,647     7.000% 02/15/27.................     23,647,725

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION (GNMA)
                   CERTIFICATES -- (CONTINUED)
$10,039,166     8.500% 02/15/26.................   $ 10,293,257
                                                   ------------
                                                    126,640,553
                                                   ------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $359,222,265).............    356,160,417
                                                   ============
U.S. TREASURY OBLIGATIONS -- 18.8%
              U.S. TREASURY BONDS -- 10.6%
 53,320,000     8.125% 08/15/19.................     58,502,171
 42,250,000     8.000% 11/15/21.................     45,907,160
                                                   ------------
                                                    104,409,331
                                                   ------------
              U.S. TREASURY NOTES -- 8.2%
 49,000,000     6.375% 05/15/99.................     48,892,690
 12,500,000     7.250% 08/15/04.................     12,748,000
 20,000,000     6.500% 10/15/06.................     19,378,200
                                                   ------------
                                                     81,018,890
                                                   ------------
              TOTAL U.S. TREASURY
                OBLIGATIONS
                (Cost $188,395,794).............    185,428,221
                                                   ============
              TOTAL SECURITIES
                (Cost $963,432,970).............    950,617,110
                                                   ============
REPURCHASE AGREEMENT -- 3.2%
  (Cost $31,671,000)
 31,671,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $31,676,542 on
                04/01/97, collateralized by:
                $31,671,081 U.S. Government
                Agency Securities,
                5.125% - 8.740% due 03/04/98 -
                12/15/43........................     31,671,000
                                                    -----------
TOTAL INVESTMENTS
    (Cost $995,103,970*)...............    99.6%    982,288,110
OTHER ASSETS AND
    LIABILITIES (NET)..................     0.4       3,746,759
                                          -----    ------------
NET ASSETS.............................   100.0%   $986,034,869
                                          =====    ============

---------------
  * Aggregate cost for Federal tax purposes is $995,230,537.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Step coupon bond. Current rate remains in effect through maturity date.
    Effective yield was 12.39% at acquisition date.

ABBREVIATIONS:
Gold  Payments are on accelerated 45 day payment cycle
      instead of regular 75 day cycle
MTN   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 57.7%
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC)
                CERTIFICATES -- 5.1%
$   297,006   7.500% 08/01/08 - 06/01/09
                  (2 Pools).....................   $    297,233
  2,854,995   8.000% 08/01/07 - 05/01/17
                  (5 Pools).....................      2,908,021
    662,312   8.500% 02/01/08 - 06/01/17
                  (5 Pools).....................        682,968
    566,719   9.000% 05/01/09 - 12/01/16
                  (2 Pools).....................        596,693
    718,644   9.500% 04/01/18 - 06/01/21
                  (4 Pools).....................        773,880
     85,172   10.000% 07/01/01..................         89,324
                                                   ------------
                                                      5,348,119
                                                   ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 35.2%
 11,884,386   7.000% 06/01/26 - 02/01/27
                  (4 Pools).....................     11,360,641
  7,395,179   7.070% 02/25/07...................      7,253,561
  3,976,716   7.500% 06/01/25...................      3,909,589
  4,836,756   8.000% 04/01/06 - 09/01/11
                  (2 Pools).....................      4,929,746
    193,107   8.250% 04/01/09 (2 Pools).........        196,848
    687,038   8.500% 12/01/11 - 07/01/21
                  (3 Pools).....................        709,208
  7,483,442   10.000% 11/01/18 - 07/01/20
                  (2 Pools).....................      8,154,965
                                                   ------------
                                                     36,514,558
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA) CERTIFICATES
                -- 17.2%
  3,863,675   7.000% 07/15/10 - 06/15/23
                  (4 Pools).....................      3,780,781
    814,173   7.500% 03/15/24...................        801,196
  1,931,813   8.000% 09/15/06 - 07/15/22
                  (14 Pools)....................      1,963,208
  4,693,544   8.500% 09/15/04 - 05/15/22
                  (40 Pools)....................      4,877,808
  4,602,591   9.000% 11/15/08 - 12/15/26
                  (20 Pools)....................      4,840,929
    388,512   9.500% 04/15/16 - 08/15/21
                  (5 Pools).....................        419,254
    792,817   10.000% 11/15/09 - 08/15/20
                  (13 Pools)....................        870,356
    132,306   10.500% 12/15/20..................        146,486
    168,378   11.750% 09/15/00 - 12/15/00
                  (2 Pools).....................        174,482
     10,901   12.750% 12/15/97..................         11,289
                                                   ------------
                                                     17,885,789
                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION II (GNMA II)
                CERTIFICATE -- 0.2%
    145,209   11.000% 10/20/20..................        162,910
                                                   ------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $60,614,836)..............     59,911,376
                                                   ============

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 7.0%
$ 1,500,000   Federal Farm Credit Systems,
                  9.450% 11/21/03...............   $  1,558,365
  2,000,000   Federal Home Loan Bank,
                  7.700% 03/19/12...............      1,950,000
              Federal Home Loan Mortgage
                Corporation:
  3,150,000     6.280% 03/06/06.................      2,950,164
    750,000     7.950% 07/28/04.................        747,540
                                                   ------------
              U.S. GOVERNMENT AGENCY SECURITIES
                (Cost $7,489,643)...............      7,206,069
                                                   ============
U.S. TREASURY OBLIGATIONS -- 32.9%
              U.S. TREASURY BONDS -- 20.9%
 10,000,000     8.750% 08/15/20.................     11,714,063
 10,000,000     7.250% 08/15/22.................     10,015,600
                                                   ------------
                                                     21,729,663
                                                   ------------
              U.S. TREASURY NOTES -- 12.0%
  2,000,000     5.125% 02/28/98.................      1,982,820
 10,600,000     5.875% 02/28/99.................     10,497,286
                                                   ------------
                                                     12,480,106
                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $34,250,215)..............     34,209,769
                                                   ============
              TOTAL SECURITIES
                (Cost $102,354,694).............    101,327,214
                                                   ============
REPURCHASE AGREEMENT -- 0.1%
  (Cost $133,000)
    133,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $133,023 on
                04/01/97, collateralized by:
                $133,000 U.S. Government Agency
                Securities, 5.125% - 8.740% due
                03/04/98 - 12/15/43.............        133,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $102,487,694*).................   97.7%     101,460,214
OTHER ASSETS AND
  LIABILITIES (NET)....................    2.3        2,394,982
                                         -----     ------------
NET ASSETS.............................  100.0%    $103,855,196
                                         =====     ============

---------------
 * Aggregate cost for Federal tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
   ------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 37.5%
               BANKING AND FINANCE -- 9.2%
$  3,000,000   Conseco, Inc., Sr. Notes,
                 10.500% 12/15/04...............   $  3,445,470
   2,000,000   First Nationwide Escrow, Sr. Sub
                 Notes,
                 10.625% 10/01/03**.............      2,120,000
   2,700,000   Leucadia National Corporation,
                 Sr. Sub. Notes,
                 8.250% 06/15/05................      2,729,241
   3,900,000   Morgan Stanley Finance PLC.,
                 Gtd. Sub. Deb.,
                 8.030% 02/28/17................      3,786,510
   3,200,000   Paine Webber Group, Inc., Sr.
                 Notes,
                 7.625% 10/15/08................      3,143,168
   2,200,000   Security Pacific Corporation,
                 Sub. Notes,
                 11.000% 03/01/01...............      2,480,918
   2,075,000   TIG Holdings, Inc., Notes,
                 8.125% 04/15/05................      2,107,038
   2,150,000   Western Financial Savings Bank,
                 Sub. Deb.,
                 8.500% 07/01/03................      2,122,351
                                                   ------------
                                                     21,934,696
                                                   ------------
               COMPUTER -- 0.6%
   1,500,000   Unisys Corporation, Sr. Notes,
                 10.625% 10/01/99...............      1,533,750
                                                   ------------
               ENERGY -- 1.0%
   2,000,000   Occidental Petroleum Corporation,
                 Sr. Deb.,
                 10.125% 09/15/09...............      2,371,260
                                                   ------------
               ENTERTAINMENT -- 1.0%
   2,200,000   Time Warner Inc., Deb.,
                 9.150% 02/01/23................      2,318,690
                                                   ------------
               GAS -- 1.0%
   2,200,000   Louis Dreyfus Natural Gas
                 Corporation, Sr. Sub. Notes,
                 9.250% 06/15/04................      2,332,000
                                                   ------------
               HEALTH CARE -- 4.3%
   2,100,000   Genesis Health Ventures Inc., Sr.
                 Sub. Notes,
                 9.250% 10/01/06................      2,089,500
   2,775,000   Healthsouth Corporation, Sr. Sub.
                 Notes,
                 9.500% 04/01/01................      2,899,875
   2,525,000   Tenet Healthcare Corporation, Sr.
                 Sub. Notes,
                 10.125% 03/01/05...............      2,701,750
   2,400,000   Quorum Health Group, Inc.,
                 Sr. Sub. Notes,
                 8.750% 11/01/05................      2,424,000
                                                   ------------
                                                     10,115,125
                                                   ------------
               INDUSTRIAL -- 16.1%
   2,000,000   Auburn Hills Trust Certificates,
                 Deb.,
                 12.000% 05/01/20+..............      2,894,460
   2,100,000   Barrett Resources Corporation,
                 Sr. Notes,
                 7.550% 02/01/07................      2,040,780
               Federated Department Stores Inc.,
                 Sr. Notes:
     775,000     8.125% 10/15/02................        788,508
   2,250,000     8.500% 06/15/03................      2,323,913
   2,600,000   Fisher Scientific International,
                 Sr. Notes,
                 7.125% 12/15/05................      2,480,556
   1,655,000   Georgia-Pacific Corporation,
                 Deb.,
                 9.950% 06/15/02................      1,832,151
   2,000,000   Harris Corporation, Notes,
                 10.375% 12/01/18...............      2,182,580

 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
   ------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               INDUSTRIAL -- (CONTINUED)
$  2,450,000   Maxus Energy Corporation, Notes,
                 9.375% 11/01/03................   $  2,499,000
   2,500,000   PDV America, Inc., Gtd. Sr.
                 Notes,
                 7.875% 08/01/03................      2,470,050
   2,000,000   Stone Container Corporation, Sr.
                 Notes,
                 11.875% 12/01/98...............      2,020,000
   2,150,000   Summit Communications Group Inc.,
                 Sr. Sub. Debs.,
                 10.500% 04/15/05...............      2,322,000
   6,205,000   Tennessee Valley Authority, Deb.,
                 5.980% 04/01/36................      6,207,233
   2,775,000   Valassis Inserts Inc., Sr. Notes,
                 9.375% 03/15/99................      2,851,202
   2,585,000   Viacom Inc., Sr. Notes,
                 7.750% 06/01/05................      2,496,490
   2,860,000   Westpoint Stevens Inc., Sr.
                 Notes,
                 8.750% 12/15/01................      2,860,000
                                                   ------------
                                                     38,268,923
                                                   ------------
               PUBLISHING -- 1.2%
   2,575,000   News America Holdings Inc.,
                 Gtd. Deb.,
                 10.125% 10/15/12...............      2,897,673
                                                   ------------
               TELECOMMUNICATIONS -- 2.0%
   2,000,000   Jones Intercable, Inc., Sr.
                 Notes,
                 9.625% 03/15/02................      2,050,000
   2,700,000   Rogers Cablesystems Limited,
                 Deb.,
                 10.000% 12/01/07...............      2,781,000
                                                   ------------
                                                      4,831,000
                                                   ------------
               TRANSPORTATION -- 1.1%
   2,200,000   Federal Express Corporation,
                 Notes,
                 9.650% 06/15/12................      2,550,834
                                                   ------------
               TOTAL CORPORATE BONDS
                 AND NOTES
                 (Cost $90,019,182).............     89,153,951
                                                   ============
MORTGAGE-BACKED SECURITIES -- 29.0%
               FEDERAL HOME LOAN MORTGAGE
                 CORPORATION (FHLMC)
                 CERTIFICATES -- 9.8%
   8,000,000     7.000% 07/01/11................      7,876,640
               Gold,
  15,586,270     7.500% 06/01/26................     15,328,005
                                                   ------------
                                                     23,204,645
                                                   ------------
               FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION (FNMA)
                 CERTIFICATES -- 8.7%
   1,877,847     7.000% 05/11/11................      1,848,308
   5,761,354     6.500% 07/01/11................      5,547,089
   5,804,011     7.000% 09/01/11................      5,700,583
   4,158,115     7.000% 08/01/25................      3,982,684
   1,711,028     8.500% 12/01/25................      1,751,665
   1,944,568     6.500% 05/01/26................      1,810,257
                                                   ------------
                                                     20,640,586
                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION (GNMA)
                 CERTIFICATES -- 10.5%
   3,960,000     8.000% 07/15/24................      3,985,978
   1,693,800     8.500% 08/15/24................      1,739,838
   5,102,848     8.000% 09/15/24................      5,136,322
   3,389,519     8.500% 05/15/25................      3,478,460

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
   ------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES --
               (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION (GNMA)
                 CERTIFICATES -- (CONTINUED)
$  5,157,911   9.000% 08/15/26..................   $  5,396,465
   5,202,408   8.500% 09/18/26..................      5,334,081
                                                   ------------
                                                     25,071,144
                                                   ------------
               TOTAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $69,509,985).............     68,916,375
                                                   ============
U.S. TREASURY OBLIGATIONS -- 32.1%
               U.S. TREASURY BOND -- 12.4%
  21,525,000   12.000% 08/15/13.................     29,593,431
                                                   ------------
               U.S. TREASURY NOTE -- 13.8%
  30,905,000   8.750% 08/15/00..................     32,817,092
                                                   ------------
               U.S. TREASURY STRIPS -- 5.9%
   5,225,000   Principal Only 08/15/00..........      4,184,912
  24,475,000   Principal Only 11/15/14..........      9,895,487
                                                   ------------
                                                     14,080,399
                                                   ------------
               TOTAL U.S. TREASURY
                 OBLIGATIONS
                 (Cost $77,569,538).............     76,490,922
                                                   ============
               TOTAL SECURITIES
                 (Cost $237,098,705)............    234,561,248
                                                   ============
 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
   ------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.2%
(Cost $406,000)
$    406,000   Agreement with Smith Barney,
                 6.300% dated 03/31/97, to be
                 repurchased at $406,071 on
                 04/01/97, collateralized by:
                 $406,001 U.S. Government Agency
                 Securities, 5.125% - 8.740% due
                 03/04/98 - 12/15/43............   $    406,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $237,504,705*).................    98.8%     234,967,248
OTHER ASSETS AND LIABILITIES (NET).....     1.2        2,779,156
                                          -----    -------------
NET ASSETS.............................   100.0%    $237,746,404
                                          =====    =============

---------------

* Aggregate cost for Federal tax purposes is $237,578,110.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Step coupon bond. Current rate remains in effect through maturity date. Effective yield was 12.39% at acquisition date.
ABBREVIATION:
Gold Payments are on accelerated 45 day payment cycle instead of regular 75 day cycle

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1997

                                                                     NATIONS          NATIONS
                                                     NATIONS          SHORT-         STRATEGIC         NATIONS
                                                    SHORT-TERM     INTERMEDIATE        FIXED          GOVERNMENT       NATIONS
                                                      INCOME        GOVERNMENT         INCOME         SECURITIES     DIVERSIFIED
                                                       FUND            FUND             FUND             FUND        INCOME FUND
                                                    -----------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1),
  See accompanying schedules:
  Securities...................................... $196,165,327    $456,215,734    $  950,617,110    $101,327,214    $234,561,248
  Repurchase agreements...........................    2,190,000      11,048,000        31,671,000         133,000         406,000
                                                   ------------    ------------    --------------    ------------    ------------
    Total investments.............................  198,355,327     467,263,734       982,288,110     101,460,214     234,967,248
Cash..............................................          860             418               529             752          66,722
Interest receivable...............................    2,285,532       6,026,677        12,389,573         754,341       3,486,904
Receivable for Fund shares sold...................      368,627       1,326,030         3,830,639         104,018         143,415
Receivable for investment securities sold.........           --          22,579               213      24,974,212              --
Unamortized organization costs (Note 6)...........        2,016              --             2,354              --           2,354
Prepaid expenses and other assets.................        4,900          23,959            18,892          24,915          26,125
                                                   ------------    ------------    --------------    ------------    ------------
    Total Assets..................................  201,017,262     474,663,397       998,530,310     127,318,452     238,692,768
                                                   ------------    ------------    --------------    ------------    ------------
LIABILITIES:
Payable for Fund shares redeemed..................    2,241,660      11,357,678         9,343,930       1,073,552         367,089
Payable for investment securities purchased
  (Notes 1 and 4).................................           --      11,931,417                --      21,939,520              --
Investment advisory fee payable (Note 2)..........       51,295         157,138           422,705          45,259          98,500
Administration fee payable (Note 2)...............       17,098          39,285            84,541           9,052          19,699
Shareholder servicing and distribution fees
  payable (Note 3)................................        6,175          22,726            15,561          22,145          47,726
Transfer agent fees payable (Note 2)..............        1,695           5,035            33,967              --          19,849
Custodian fees payable (Note 2)...................        7,442          15,820            28,074              --           2,472
Dividends payable.................................      474,835       1,384,667         2,501,891         340,498         345,837
Accrued Trustees'/Directors' fees and expenses
  (Note 2)........................................       10,421          25,044            50,833           4,901          11,285
Accrued expenses and other payables...............       31,050          37,112            13,939          28,329          33,907
                                                   ------------    ------------    --------------    ------------    ------------
    Total Liabilities.............................    2,841,671      24,975,922        12,495,441      23,463,256         946,364
                                                   ------------    ------------    --------------    ------------    ------------
NET ASSETS........................................ $198,175,591    $449,687,475    $  986,034,869    $103,855,196    $237,746,404
                                                   ============    ============    ==============    ============    ============
Investments, at cost.............................. $199,894,292    $470,652,382    $  995,103,970    $102,487,694    $237,504,705
                                                   ============    ============    ==============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1997

                                                                     NATIONS          NATIONS
                                                     NATIONS          SHORT-         STRATEGIC         NATIONS         NATIONS
                                                    SHORT-TERM     INTERMEDIATE        FIXED          GOVERNMENT     DIVERSIFIED
                                                      INCOME        GOVERNMENT         INCOME         SECURITIES        INCOME
                                                       FUND            FUND             FUND             FUND            FUND
                                                   ------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(distributions in excess of net
  investment income)............................   $      6,396    $     33,130    $           --    $   (340,498)   $     38,073
Accumulated net realized loss on investments
  sold..........................................     (6,938,012)    (23,552,094)      (18,927,381)    (10,473,882)     (3,762,641)
Net unrealized depreciation of investments......     (1,538,965)     (3,388,648)      (12,815,860)     (1,027,480)     (2,537,457)
Paid-in capital.................................    206,646,172     476,595,087     1,017,778,110     115,697,056     244,008,429
                                                   ------------    ------------    --------------    ------------    ------------
                                                   $198,175,591    $449,687,475    $  986,034,869    $103,855,196    $237,746,404
                                                   ============    ============    ==============    ============    ============
NET ASSETS:
Primary A Shares................................   $181,455,355    $371,118,304    $  947,276,804    $ 52,606,163    $152,070,465
                                                   ============    ============    ==============    ============    ============
Primary B Shares................................   $    952,672    $ 16,979,912    $   29,235,081    $    755,405    $     40,503
                                                   ============    ============    ==============    ============    ============
Investor A Shares...............................   $  6,168,715    $ 42,467,858    $    6,345,434    $  9,852,268    $ 11,661,719
                                                   ============    ============    ==============    ============    ============
Investor C Shares...............................   $  4,062,822    $  8,333,721    $    1,068,073    $  1,834,758    $  3,342,629
                                                   ============    ============    ==============    ============    ============
Investor N Shares...............................   $  5,536,027    $ 10,787,680    $    2,109,477    $ 38,806,602    $ 70,631,088
                                                   ============    ============    ==============    ============    ============
SHARES OUTSTANDING:
Primary A Shares................................     18,751,524      92,903,285        98,462,171       5,604,487      15,036,149
                                                   ============    ============    ==============    ============    ============
Primary B Shares................................         98,444       4,255,617         3,037,736          80,478           4,005
                                                   ============    ============    ==============    ============    ============
Investor A Shares...............................        637,487      10,632,906           659,595       1,049,631       1,153,074
                                                   ============    ============    ==============    ============    ============
Investor C Shares...............................        419,862       2,086,517           110,996         195,473         330,501
                                                   ============    ============    ==============    ============    ============
Investor N Shares...............................        572,103       2,700,906           219,282       4,134,349       6,983,691
                                                   ============    ============    ==============    ============    ============
PRIMARY A SHARES:
Net asset value, offering and redemption price
  per share.....................................          $9.68           $3.99             $9.62           $9.39          $10.11
                                                          =====           =====             =====           =====          ======
PRIMARY B SHARES:
Net asset value, offering and redemption price
  per share.....................................          $9.68           $3.99             $9.62           $9.39          $10.11
                                                          =====           =====             =====           =====          ======
INVESTOR A SHARES:
Net asset value, offering and redemption price
  per share.....................................          $9.68           $3.99             $9.62           $9.39          $10.11
                                                          =====           =====             =====           =====          ======
INVESTOR C SHARES:
Net asset value and offering price per share*...          $9.68           $3.99             $9.62           $9.39          $10.11
                                                          =====           =====             =====           =====          ======
INVESTOR N SHARES:
Net asset value, offering and redemption price
  per share.....................................          $9.68           $3.99             $9.62           $9.39          $10.11
                                                          =====           =====             =====           =====          ======

---------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

                                                                            NATIONS        NATIONS
                                                              NATIONS        SHORT-       STRATEGIC       NATIONS       NATIONS
                                                            SHORT-TERM    INTERMEDIATE      FIXED       GOVERNMENT    DIVERSIFIED
                                                              INCOME       GOVERNMENT       INCOME      SECURITIES      INCOME
                                                               FUND           FUND           FUND          FUND          FUND
                                                            ----------------------------------------------------------------------
INVESTMENT INCOME:
Interest................................................... $13,053,057   $29,980,442    $ 63,691,031   $8,039,329    $14,983,294
                                                            -----------   -----------     -----------   -----------   -----------
EXPENSES:
Investment advisory fee (Note 2)...........................  1,202,160      2,829,267       5,709,169      724,889      1,200,738
Administration fee (Note 2)................................    200,278        471,543         951,528      113,616        200,123
Transfer agent fees (Note 2)...............................    142,204        344,153         680,098       78,032        162,955
Custodian fees (Note 2)....................................     35,750         65,708         122,008       24,562         31,937
Legal and audit fees.......................................     45,589         82,018         110,729       37,818         48,103
Trustees'/Directors' fees and expenses (Note 2)............      8,901         20,452          44,012        3,313         10,256
Amortization of organization costs (Note 6)................      4,033          2,331           4,033           --          4,033
Other......................................................     66,621        115,377          93,164       81,816         50,475
                                                            -----------   -----------     -----------   -----------   -----------
    Subtotal...............................................  1,705,536      3,930,849       7,714,741    1,064,046      1,708,620
Shareholder servicing and distribution fees (Note 3):
  Primary B Shares.........................................      1,535         23,994          63,358        2,205            143
  Investor A Shares........................................     10,355         98,037          13,443       26,901         31,743
  Investor C Shares........................................     16,662         49,757           3,245       10,999         17,939
  Investor N Shares........................................     22,564         74,129          15,434      296,401        587,699
Fees waived by investment adviser (Note 2).................   (601,326)      (943,089)       (951,528)    (156,808)      (200,123)
                                                            -----------   -----------     -----------   -----------   -----------
    Total expenses.........................................  1,155,326      3,233,677       6,858,693    1,243,744      2,146,021
Fees reduced by credits allowed by the custodian
   (Note 2)................................................     (4,191)        (3,681)         (9,238)          --             --
                                                            -----------   -----------     -----------   -----------   -----------
    Net expenses...........................................  1,151,135      3,229,996       6,849,455    1,243,744      2,146,021
                                                            -----------   -----------     -----------   -----------   -----------
NET INVESTMENT INCOME...................................... 11,901,922     26,750,446      56,841,576    6,795,585     12,837,273
                                                            -----------   -----------     -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 4):
Net realized gain/(loss) on investments sold during the
  year.....................................................     14,435     (9,570,325)    (17,609,800)  (3,826,282)    (3,799,025)
Net unrealized appreciation/(depreciation) of investments
  during the year.......................................... (1,766,538)       826,615         479,199      478,228        106,386
                                                            -----------   -----------     -----------   -----------   -----------
Net realized and unrealized loss on investments............ (1,752,103)    (8,743,710)    (17,130,601)  (3,348,054)    (3,692,639)
                                                            -----------   -----------     -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....... $10,149,819   $18,006,736    $ 39,710,975   $3,447,531    $ 9,144,634
                                                            ===========   ===========    ============   ==========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

-------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 1997

                                                                  NATIONS        NATIONS
                                                   NATIONS         SHORT-       STRATEGIC       NATIONS        NATIONS
                                                  SHORT-TERM    INTERMEDIATE      FIXED        GOVERNMENT    DIVERSIFIED
                                                    INCOME       GOVERNMENT       INCOME       SECURITIES       INCOME
                                                     FUND           FUND           FUND           FUND           FUND
                                                 ------------------------------------------------------------------------
Net investment income..........................  $ 11,901,922   $ 26,750,446   $ 56,841,576   $  6,795,585   $ 12,837,273
Net realized gain/(loss) on investments........        14,435     (9,570,325)   (17,609,800)    (3,826,282)    (3,799,025)
Change in unrealized
  appreciation/(depreciation) of investments...    (1,766,538)       826,615        479,199        478,228        106,386
                                                 ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
  operations...................................    10,149,819     18,006,736     39,710,975      3,447,531      9,144,634
Distributions to shareholders from net
  investment income:
  Primary A Shares.............................   (10,929,771)   (22,214,271)   (54,960,385)    (3,299,326)    (7,049,444)
  Primary B Shares.............................       (24,362)      (363,390)      (701,691)       (23,959)        (1,757)
  Investor A Shares............................      (296,338)    (2,674,564)      (388,702)      (629,297)      (820,865)
  Investor C Shares............................      (265,655)      (513,751)       (35,613)      (122,250)      (222,986)
  Investor N Shares............................      (357,900)      (623,578)      (124,213)    (2,442,823)    (4,654,890)
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares.............................            --             --    (10,984,337)            --     (1,246,521)
  Primary B Shares.............................            --             --       (168,447)            --           (481)
  Investor A Shares............................            --             --        (77,228)            --       (146,959)
  Investor C Shares............................            --             --         (8,604)            --        (42,737)
  Investor N Shares............................            --             --        (26,485)            --       (932,648)
Distributions to shareholders from capital:
  Primary A Shares.............................            --             --        (61,284)       (26,548)            --
  Primary B Shares.............................            --             --           (836)          (214)            --
  Investor A Shares............................            --             --           (449)        (5,279)            --
  Investor C Shares............................            --             --            (43)        (1,067)            --
  Investor N Shares............................            --             --           (156)       (22,014)            --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Primary A Shares.............................     3,091,273    (22,025,851)   150,300,620     (1,923,011)    90,247,006
  Primary B Shares.............................       957,004     17,251,586     29,855,538        768,845         41,228
  Investor A Shares............................     3,387,681    (13,976,457)       104,418     (1,489,221)    (1,295,769)
  Investor C Shares............................    (2,014,986)    (3,303,160)       790,529       (659,366)       (16,833)
  Investor N Shares............................    (1,747,931)    (2,780,531)      (313,787)   (10,856,535)   (11,813,564)
                                                 ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets..........     1,948,834    (33,217,231)   152,909,820    (17,284,534)    71,187,414
NET ASSETS:
Beginning of year..............................   196,226,757    482,904,706    833,125,049    121,139,730    166,558,990
                                                 ------------   ------------   ------------   ------------   ------------
End of year....................................  $198,175,591   $449,687,475   $986,034,869   $103,855,196   $237,746,404
                                                 ============   ============   ============   ============   ============
Undistributed net investment income/
  (distributions in excess of net investment
  income) at end of year.......................  $      6,396   $     33,130   $         --   $   (340,498)  $     38,073
                                                 ============   ============   ============   ============   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1996

                                                                  NATIONS        NATIONS
                                                   NATIONS         SHORT-       STRATEGIC       NATIONS        NATIONS
                                                  SHORT-TERM    INTERMEDIATE      FIXED        GOVERNMENT    DIVERSIFIED
                                                    INCOME       GOVERNMENT       INCOME       SECURITIES       INCOME
                                                   FUND(a)        FUND(a)        FUND(a)        FUND(b)        FUND(a)
                                                 ------------------------------------------------------------------------
Net investment income.......................... $  3,927,305    $ 8,813,266    $ 15,374,466   $ 5,824,459    $  3,482,630
Net realized gain on investments...............      739,233        534,819      23,781,522       110,292       2,934,675
Change in unrealized depreciation of
  investments..................................   (2,409,577)    (9,128,807)    (48,262,684)   (2,382,181)     (9,439,511)
                                                -------------   ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets resulting
  from operations..............................    2,256,961        219,278      (9,106,696)    3,552,570      (3,022,206)
Distributions to shareholders from net
  investment income:
  Primary A Shares.............................   (3,565,554)    (7,220,634)    (15,210,029)   (2,364,638)     (1,419,419)
  Investor A Shares............................      (57,809)    (1,030,983)       (118,080)     (531,600)       (281,185)
  Investor C Shares............................     (118,157)      (199,970)         (5,049)     (125,779)        (69,099)
  Investor N Shares............................     (155,101)      (224,691)        (41,308)   (2,513,856)     (1,712,773)
Distributions to shareholders in excess of net
  investment income:
  Primary A Shares.............................           --       (112,834)             --      (116,271)             --
  Investor A Shares............................           --        (16,747)             --       (27,280)             --
  Investor C Shares............................           --         (3,441)             --        (6,931)             --
  Investor N Shares............................           --         (3,966)             --      (138,103)             --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Primary A Shares.............................   12,171,837    (18,177,375)     24,995,290    17,057,546       2,798,971
  Investor A Shares............................     (135,027)    (6,438,309)        (28,347)      992,151         700,759
  Investor C Shares............................      114,573     (1,176,183)         81,673      (340,453)          2,187
  Investor N Shares............................   (1,474,499)      (857,349)         (6,901)   (4,234,782)     (2,857,371)
                                                -------------   ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets..........    9,037,224    (35,243,204)        560,553    11,202,574      (5,860,136)
NET ASSETS:
Beginning of period............................  187,189,533    518,147,910     832,564,496   109,937,156     172,419,126
                                                -------------   ------------   ------------   ------------   ------------
End of period.................................. $196,226,757   $482,904,706    $833,125,049  $121,139,730    $166,558,990
                                                =============   ============   ============   ============   ============
Distributions in excess of net investment
  income at end of period...................... $   (772,975)   $(2,116,748)   $ (1,545,477)  $  (604,959)   $   (147,511)
                                                =============   ============   ============   ============   ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30. The numbers reflected are for the period December 1, 1995 through March 31, 1996.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31. The numbers reflected are for the period June 1, 1995 through March 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                 YEAR ENDED NATIONS SHORT-TERM INCOME FUND PERIOD ENDED
                                                               MARCH 31, 1997(b)                        MARCH 31, 1996(a)
                                                        --------------------------------         --------------------------------
                                                          SHARES              DOLLARS              SHARES              DOLLARS
                                                        -------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold..............................................      6,396,691         $ 62,280,237           3,296,223         $ 32,508,452
  Issued as reinvestment of dividends...............        611,423            5,939,306             172,406            1,695,467
  Redeemed..........................................     (6,692,510)         (65,128,270)         (2,236,024)         (22,032,082)
                                                        -----------         ------------         -----------         ------------
  Net increase......................................        315,604         $  3,091,273           1,232,605         $ 12,171,837
                                                        ===========         ============          ==========         ============
PRIMARY B SHARES:
  Sold..............................................        100,331         $    975,313
  Issued as reinvestment of dividends...............          1,896               18,454
  Redeemed..........................................         (3,783)             (36,763)
                                                        -----------         ------------
  Net increase......................................         98,444         $    957,004
                                                        ===========         ============
INVESTOR A SHARES:
  Sold..............................................        536,576         $  5,205,410              42,961         $    422,917
  Issued as reinvestment of dividends...............         27,926              271,789               4,994               49,132
  Redeemed..........................................       (214,856)          (2,089,518)            (61,870)            (607,076)
                                                        -----------         ------------         -----------         ------------
  Net increase/(decrease)...........................        349,646         $  3,387,681             (13,915)        $   (135,027)
                                                        ===========         ============          ==========         ============
INVESTOR C SHARES:
  Sold..............................................         63,175         $    614,207             109,316         $  1,078,053
  Issued as reinvestment of dividends...............         19,749              192,097               9,036               88,887
  Redeemed..........................................       (290,139)          (2,821,290)           (106,715)          (1,052,367)
                                                        -----------         ------------         -----------         ------------
  Net increase/(decrease)...........................       (207,215)        $ (2,014,986)             11,637         $    114,573
                                                        ===========         ============          ==========         ============
INVESTOR N SHARES:
  Sold..............................................         62,794         $    611,334              33,310         $    328,462
  Issued as reinvestment of dividends...............         31,742              308,758              13,560              133,432
  Redeemed..........................................       (274,315)          (2,668,023)           (196,694)          (1,936,393)
                                                        -----------         ------------         -----------         ------------
  Net decrease......................................       (179,779)        $ (1,747,931)           (149,824)        $ (1,474,499)
                                                        ===========         ============          ==========         ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Nations Short-Term Income Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                     NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                                                                      YEAR ENDED                    PERIOD ENDED
                                                                  MARCH 31, 1997(b)               MARCH 31, 1996(a)
                                                             ----------------------------    ---------------------------
                                                               SHARES          DOLLARS         SHARES         DOLLARS
                                                             -----------------------------------------------------------
PRIMARY A SHARES:
 Sold.....................................................    25,588,345    $ 103,176,037      8,023,715    $ 33,168,896
 Issued in exchange for Primary A Shares of Peachtree Bond
   Fund (Note 9)..........................................            --               --             --              --
 Issued as reinvestment of dividends......................     1,947,196        7,858,690        504,483       2,082,733
 Redeemed.................................................   (32,906,576)    (133,060,578)   (12,928,325)    (53,429,004)
                                                             -----------    -------------    -----------    ------------
 Net increase/(decrease)..................................    (5,371,035)   $ (22,025,851)    (4,400,127)   $(18,177,375)
                                                             ===========    =============    ===========   =============
PRIMARY B SHARES:
 Sold.....................................................     4,641,662    $  18,801,947
 Issued as reinvestment of dividends......................        73,779          298,014
 Redeemed.................................................      (459,824)      (1,848,375)
                                                             -----------    -------------
 Net increase.............................................     4,255,617    $  17,251,586
                                                             ===========    =============
INVESTOR A SHARES:
 Sold.....................................................       485,750    $   1,962,420        192,318    $    794,577
 Issued as reinvestment of dividends......................       457,633        1,847,025        180,559         745,524
 Redeemed.................................................    (4,410,571)     (17,785,902)    (1,931,727)     (7,978,410)
                                                             -----------    -------------    -----------    ------------
 Net increase/(decrease)..................................    (3,467,188)   $ (13,976,457)    (1,558,850)   $ (6,438,309)
                                                             ===========    =============    ===========   =============
INVESTOR C SHARES:
 Sold.....................................................       157,558    $     632,641          4,936    $     20,431
 Issued as reinvestment of dividends......................        86,331          348,458         34,127         140,922
 Redeemed.................................................    (1,061,848)      (4,284,259)      (323,540)     (1,337,536)
                                                             -----------    -------------    -----------    ------------
 Net increase/(decrease)..................................      (817,959)   $  (3,303,160)      (284,477)   $ (1,176,183)
                                                             ===========    =============    ===========   =============
INVESTOR N SHARES:
 Sold.....................................................       181,291    $     727,752         91,903    $    379,562
 Issued as reinvestment of dividends......................        90,867          366,792         33,414         137,966
 Redeemed.................................................      (959,850)      (3,875,075)      (333,038)     (1,374,877)
                                                             -----------    -------------    -----------    ------------
 Net decrease.............................................      (687,692)   $  (2,780,531)      (207,721)   $   (857,349)
                                                             ===========    =============    ===========   =============

                                                                       NATIONS STRATEGIC FIXED INCOME FUND
                                                                     YEAR ENDED                    PERIOD ENDED
                                                                 MARCH 31, 1997(b)              MARCH 31, 1996(a)
                                                            ----------------------------    --------------------------
                                                              SHARES          DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------------

PRIMARY A SHARES:
 Sold.....................................................   43,888,161    $ 428,802,189    10,281,111    $104,671,102
 Issued in exchange for Primary A Shares of Peachtree Bond
   Fund (Note 9)..........................................    6,826,942       67,043,140            --              --
 Issued as reinvestment of dividends......................    3,413,891       33,535,767       645,969       6,558,919
 Redeemed.................................................  (38,662,065)    (379,080,476)   (8,463,213)    (86,234,731)
                                                            -----------    -------------    ----------    ------------
 Net increase/(decrease)..................................   15,466,929    $ 150,300,620     2,463,867    $ 24,995,290
                                                            ===========    =============    ==========    ============
PRIMARY B SHARES:
 Sold.....................................................    3,696,662    $  36,307,617
 Issued as reinvestment of dividends......................       62,778          616,546
 Redeemed.................................................     (721,704)      (7,068,625)
                                                            -----------    -------------
 Net increase.............................................    3,037,736    $  29,855,538
                                                            ===========    =============
INVESTOR A SHARES:
 Sold.....................................................      271,643    $   2,666,104        55,747    $    570,159
 Issued as reinvestment of dividends......................       38,529          378,759         8,723          88,613
 Redeemed.................................................     (299,293)      (2,940,445)      (67,518)       (687,119)
                                                            -----------    -------------    ----------    ------------
 Net increase/(decrease)..................................       10,879    $     104,418        (3,048)   $    (28,347)
                                                            ===========    =============    ==========    ============
INVESTOR C SHARES:
 Sold.....................................................      114,761    $   1,123,112         7,802    $     79,891
 Issued as reinvestment of dividends......................        4,392           43,199           404           4,103
 Redeemed.................................................      (38,322)        (375,782)         (228)         (2,321)
                                                            -----------    -------------    ----------    ------------
 Net increase/(decrease)..................................       80,831    $     790,529         7,978    $     81,673
                                                            ===========    =============    ==========    ============
INVESTOR N SHARES:
 Sold.....................................................       17,220    $     170,471        16,308    $    166,977
 Issued as reinvestment of dividends......................       12,584          123,689         3,066          31,132
 Redeemed.................................................      (61,936)        (607,947)      (20,158)       (205,010)
                                                            -----------    -------------    ----------    ------------
 Net decrease.............................................      (32,132)   $    (313,787)         (784)   $     (6,901)
                                                            ===========    =============    ==========    ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                      NATIONS GOVERNMENT SECURITIES FUND

                                                                   YEAR ENDED                   PERIOD ENDED
                                                               MARCH 31, 1997(c)             MARCH 31, 1996(b)
                                                           --------------------------    --------------------------
                                                             SHARES        DOLLARS         SHARES        DOLLARS
                                                           ---------------------------------------------------------
PRIMARY A SHARES:
 Sold.....................................................  1,744,975    $ 16,536,475     1,429,108    $ 14,525,565
 Issued in exchange for Trust A Shares of Nations
   Mortgage-Backed Securities Fund (Note 9)...............         --              --     1,913,042      18,401,388
 Issued as reinvestment of dividends......................     36,054         344,081        24,136         238,465
 Redeemed................................................. (1,963,478)    (18,803,567)   (1,627,897)    (16,107,872)
                                                           ----------    ------------    ----------    ------------
 Net increase/(decrease)..................................   (182,449)   $ (1,923,011)    1,738,389    $ 17,057,546
                                                           ----------    ------------    ----------    ------------
PRIMARY B SHARES:
 Sold.....................................................     84,339    $    805,378
 Issued as reinvestment of dividends......................        577           5,502
 Redeemed.................................................     (4,438)        (42,035)
                                                           ----------    ------------
 Net increase.............................................     80,478    $    768,845
                                                             --------      ----------
INVESTOR A SHARES:
 Sold.....................................................     35,068    $    337,119       701,960    $  7,015,566
 Issued as reinvestment of dividends......................     40,328         385,010        28,709         283,397
 Redeemed.................................................   (231,727)     (2,211,350)     (633,283)     (6,306,812)
                                                           ----------    ------------    ----------    ------------
 Net increase/(decrease)..................................   (156,331)   $ (1,489,221)       97,386    $    992,151
                                                           ----------    ------------    ----------    ------------
INVESTOR C SHARES:
 Sold.....................................................      3,497    $     33,160        36,493    $    360,644
 Issued as reinvestment of dividends......................      7,277          69,445         7,802          77,066
 Redeemed.................................................    (79,815)       (761,971)      (78,586)       (778,163)
                                                           ----------    ------------    ----------    ------------
 Net increase/(decrease)..................................    (69,041)   $   (659,366)      (34,291)   $   (340,453)
                                                           ----------    ------------    ----------    ------------
INVESTOR N SHARES:
 Sold.....................................................     85,775    $    815,971       528,231    $  5,215,631
 Issued as reinvestment of dividends......................    152,150       1,452,183       161,380       1,594,350
 Redeemed................................................. (1,373,092)    (13,124,689)   (1,116,861)    (11,044,763)
                                                           ----------    ------------    ----------    ------------
 Net decrease............................................. (1,135,167)   $(10,856,535)     (427,250)   $ (4,234,782)
                                                           ----------    ------------    ----------    ------------


                                                                     NAIONS DIVERSIFIED INCOME FUND

                                                                 YEAR ENDED                   PERIOD ENDED
                                                               MARCH 31, 1997(c)            MARCH 31, 1996(a)
                                                           -------------------------    ------------------------
                                                               SHARES       DOLLARS      SHARES       DOLLARS
                                                           -----------------------------------------------------

PRIMARY A SHARES:
 Sold.....................................................  9,326,149   $ 95,819,147     246,328    $ 2,659,348
 Issued in exchange for Trust A Shares of Nations
   Mortgage-Backed Securities Fund (Note 9)...............         --             --          --             --
 Issued as reinvestment of dividends......................    682,648      7,030,327      54,957        577,516
 Redeemed................................................. (1,220,878)   (12,602,468)    (41,015)      (437,893)
                                                           ----------   ------------    --------    -----------
 Net increase/(decrease)..................................  8,787,919   $ 90,247,006     260,270    $ 2,798,971
                                                           ==========   ============    ========    ===========
PRIMARY B SHARES:
 Sold.....................................................      3,788   $     38,990
 Issued as reinvestment of dividends......................        217          2,238
 Redeemed.................................................         --             --
                                                           ----------   ------------
 Net increase.............................................      4,005   $     41,228
                                                           ==========   ============
INVESTOR A SHARES:
 Sold.....................................................    340,595   $  3,519,242     150,996    $ 1,631,309
 Issued as reinvestment of dividends......................     50,590        521,584      14,397        154,212
 Redeemed.................................................   (518,078)    (5,336,595)   (100,604)    (1,084,762)
                                                           ----------   ------------    --------    -----------
 Net increase/(decrease)..................................   (126,893)  $ (1,295,769)     64,789    $   700,759
                                                           ==========   ============    ========    ===========
INVESTOR C SHARES:
 Sold.....................................................    103,490   $  1,066,332      29,052    $   309,150
 Issued as reinvestment of dividends......................     18,494        190,859       4,283         45,862
 Redeemed.................................................   (123,059)    (1,274,024)    (32,809)      (352,825)
                                                           ----------   ------------    --------    -----------
 Net increase/(decrease)..................................     (1,075)  $    (16,833)        526    $     2,187
                                                           ==========   ============    ========    ===========
INVESTOR N SHARES:
 Sold.....................................................    419,468   $  4,343,211     243,789    $ 2,636,764
 Issued as reinvestment of dividends......................    334,274      3,456,153      92,508        991,836
 Redeemed................................................. (1,901,187)   (19,612,928)   (603,828)    (6,485,971)
                                                           ----------   ------------    --------    -----------
 Net decrease............................................. (1,147,445)  $(11,813,564)   (267,531)   $(2,857,371)
                                                           ==========   ============    ========    ===========

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(c) Nations Government Securities Fund and Nations Diversified Income Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                  NET INCREASE/                    DISTRIBUTIONS
                                    NET ASSET                   NET REALIZED        (DECREASE)       DIVIDENDS       IN EXCESS
                                      VALUE          NET       AND UNREALIZED         IN NET          FROM NET         OF NET
                                    BEGINNING    INVESTMENT      GAIN/(LOSS)       ASSET VALUE       INVESTMENT      INVESTMENT
                                     OF YEAR       INCOME      ON INVESTMENTS    FROM OPERATIONS       INCOME          INCOME
                                    -------------------------------------------------------------------------------------------
NATIONS SHORT-TERM
INCOME FUND
PRIMARY A
Year ended 03/31/1997#.............   $ 9.76        $0.58          $ (0.08)           $ 0.50           $(0.58)             --
Period ended 03/31/1996(a)#........     9.84         0.20            (0.08)             0.12            (0.20)             --
Year ended 11/30/1995#.............     9.48         0.61             0.36              0.97            (0.61)             --
Year ended 11/30/1994#.............    10.01         0.50            (0.51)            (0.01)           (0.48)         $(0.02)
Year ended 11/30/1993..............     9.75         0.53             0.26              0.79            (0.53)             --
Period ended 11/30/1992*...........    10.00         0.09            (0.25)            (0.16)           (0.09)             --
PRIMARY B
Period ended 03/31/1997*#..........   $ 9.71        $0.41          $ (0.03)           $ 0.38           $(0.41)             --
INVESTOR A
Year ended 03/31/1997#.............   $ 9.76        $0.56          $ (0.08)           $ 0.48           $(0.56)             --
Period ended 03/31/1996(a)#........     9.84         0.19            (0.08)             0.11            (0.19)             --
Year ended 11/30/1995#.............     9.48         0.59             0.36              0.95            (0.59)             --
Year ended 11/30/1994#.............    10.01         0.48            (0.51)            (0.03)           (0.46)         $(0.02)
Year ended 11/30/1993..............     9.75         0.51             0.26              0.77            (0.51)             --
Period ended 11/30/1992*...........    10.00         0.08            (0.26)            (0.18)           (0.07)             --
INVESTOR C
Year ended 03/31/1997#.............   $ 9.76        $0.55          $ (0.08)           $ 0.47           $(0.55)             --
Period ended 03/31/1996(a)#........     9.84         0.19            (0.08)             0.11            (0.19)             --
Year ended 11/30/1995#.............     9.48         0.57             0.36              0.93            (0.57)             --
Year ended 11/30/1994#.............    10.01         0.46            (0.51)            (0.05)           (0.44)         $(0.02)
Year ended 11/30/1993..............     9.75         0.48             0.26              0.74            (0.48)             --
Period ended 11/30/1992*...........    10.00         0.08            (0.26)            (0.18)           (0.07)             --
INVESTOR N
Year ended 03/31/1997#.............   $ 9.76        $0.55          $ (0.08)           $ 0.47           $(0.55)             --
Period ended 03/31/1996(a)#........     9.84         0.19            (0.08)             0.11            (0.19)             --
Year ended 11/30/1995#.............     9.48         0.57             0.36              0.93            (0.57)             --
Year ended 11/30/1994#.............    10.01         0.47            (0.51)            (0.04)           (0.45)         $(0.02)
Period ended 11/30/1993*...........     9.94         0.22             0.07              0.29            (0.22)             --

---------------
* Nations Short-Term Income Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          TOTAL       NET ASSET                 NET ASSETS
                                      DISTRIBUTIONS     DIVIDENDS       VALUE                     END OF
                                          FROM             AND         END OF      TOTAL           YEAR
                                         CAPITAL      DISTRIBUTIONS     YEAR      RETURN++      (IN 000'S)
                                      --------------------------------------------------------------------
NATIONS SHORT-TERM
INCOME FUND
PRIMARY A
Year ended 03/31/1997#.............           --         $ (0.58)      $  9.68       5.25%       $ 181,455
Period ended 03/31/1996(a)#........           --           (0.20)         9.76       1.19          179,957
Year ended 11/30/1995#.............           --           (0.61)         9.84      10.48          169,291
Year ended 11/30/1994#.............      $ (0.02)          (0.52)         9.48      (0.11)         176,712
Year ended 11/30/1993..............           --           (0.53)        10.01       8.26          201,738
Period ended 11/30/1992*...........           --           (0.09)         9.75      (1.58)+++      190,680
PRIMARY B
Period ended 03/31/1997*#..........           --         $ (0.41)      $  9.68       3.95%       $     953
INVESTOR A
Year ended 03/31/1997#.............           --         $ (0.56)      $  9.68       5.04%       $   6,169
Period ended 03/31/1996(a)#........           --           (0.19)         9.76       1.13            2,810
Year ended 11/30/1995#.............           --           (0.59)         9.84      10.29            2,969
Year ended 11/30/1994#.............      $ (0.02)          (0.50)         9.48      (0.33)           2,490
Year ended 11/30/1993..............           --           (0.51)        10.01       8.03           11,205
Period ended 11/30/1992*...........           --           (0.07)         9.75      (1.81)+++          254
INVESTOR C
Year ended 03/31/1997#.............           --         $ (0.55)      $  9.68       4.89%       $   4,063
Period ended 03/31/1996(a)#........           --           (0.19)         9.76       1.07            6,121
Year ended 11/30/1995#.............           --           (0.57)         9.84      10.08            6,056
Year ended 11/30/1994#.............      $ (0.02)          (0.48)         9.48      (0.51)           8,102
Year ended 11/30/1993..............           --           (0.48)        10.01       7.73           19,851
Period ended 11/30/1992*...........           --           (0.07)         9.75      (1.82)+++        6,747
INVESTOR N
Year ended 03/31/1997#.............           --         $ (0.55)      $  9.68      4.89%        $   5,536
Period ended 03/31/1996(a)#........           --           (0.19)         9.76       1.08            7,339
Year ended 11/30/1995#.............           --           (0.57)         9.84      10.10            8,873
Year ended 11/30/1994#.............      $ (0.02)          (0.49)         9.48      (0.46)          16,550
Period ended 11/30/1993*...........           --           (0.22)        10.01       2.96           39,861

                                                                                     WITHOUT WAIVERS AND/OR
                                                                                     EXPENSE REIMBURSEMENTS
                                                                                   ---------------------------
                                        RATIO OF         RATIO OF                    RATIO OF
                                       OPERATING      NET INVESTMENT                OPERATING          NET
                                        EXPENSES          INCOME       PORTFOLIO   EXPENSES TO      INVESTMENT
                                       TO AVERAGE       TO AVERAGE      TURNOVER     AVERAGE        INCOME PER
                                       NET ASSETS       NET ASSETS        RATE      NET ASSETS         SHARE
                                       -----------------------------------------------------------------------
NATIONS SHORT-TERM
INCOME FUND
PRIMARY A
Year ended 03/31/1997#.............      0.55%(b)          5.97%           172%        0.85%          $ 0.55
Period ended 03/31/1996(a)#........      0.55+             6.07+            73         0.88+            0.19
Year ended 11/30/1995#.............      0.56              6.32            224         0.86             0.58
Year ended 11/30/1994#.............      0.50              5.23            293         0.82             0.47
Year ended 11/30/1993..............      0.37              5.27            121         0.79             0.48
Period ended 11/30/1992*...........      0.30+             5.54+            45         0.90+            0.08
PRIMARY B
Period ended 03/31/1997*#..........      0.90%(b)+         5.62%+          172%        1.20%+         $ 0.39
INVESTOR A
Year ended 03/31/1997#.............      0.75%(b)          5.77%           172%        1.05%          $ 0.53
Period ended 03/31/1996(a)#........      0.75+             5.87+            73         1.08+            0.18
Year ended 11/30/1995#.............      0.76              6.12            224         1.06             0.56
Year ended 11/30/1994#.............      0.71              5.02            293         1.03             0.45
Year ended 11/30/1993..............      0.57              5.07            121         0.99             0.48
Period ended 11/30/1992*...........      0.45+             5.39+            45         1.05+            0.07
INVESTOR C
Year ended 03/31/1997#.............      0.90%(b)          5.62%           172%        1.20%          $ 0.52
Period ended 03/31/1996(a)#........      0.90+             5.72+            73         1.23+            0.18
Year ended 11/30/1995#.............      0.91              5.97            224         1.21             0.54
Year ended 11/30/1994#.............      0.89              4.84            293         1.21             0.43
Year ended 11/30/1993..............      0.87              4.77            121         1.29             0.45
Period ended 11/30/1992*...........      0.80+             5.04+            45         1.40+            0.07
INVESTOR N
Year ended 03/31/1997#.............      0.90%(b)          5.62%           172%        1.20%          $ 0.52
Period ended 03/31/1996(a)#........      0.90+             5.72+            73         1.23+            0.18
Year ended 11/30/1995#.............      0.91              5.97            224         1.21             0.54
Year ended 11/30/1994#.............      0.85              4.88            293         1.17             0.44
Period ended 11/30/1993*...........      0.72+             4.92+           121         1.14+            0.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                      NET INCREASE/    DIVIDENDS    DISTRIBUTIONS   DISTRIBUTIONS
                          NET ASSET                  NET REALIZED      (DECREASE)         FROM        IN EXCESS       FROM NET
                            VALUE         NET       AND UNREALIZED       IN NET           NET          OF NET         REALIZED
                          BEGINNING    INVESTMENT    GAIN/(LOSS)       ASSET VALUE     INVESTMENT    INVESTMENT        CAPITAL
                           OF YEAR       INCOME     ON INVESTMENTS   FROM OPERATIONS     INCOME        INCOME           GAINS
                          ------------------------------------------------------------------------------------------------------
NATIONS
  SHORT-INTERMEDIATE
  GOVERNMENT FUND
PRIMARY A
Year ended
  03/31/1997#...........    $ 4.07       $ 0.23         $(0.08)          $  0.15         $(0.23)            --              --
Period ended
  03/31/1996(b)#........      4.14         0.07          (0.07)             0.00          (0.07)       $ (0.00)(a)          --
Year ended
  11/30/1995#...........      3.93         0.24           0.21              0.45          (0.24)         (0.00)(a)          --
Year ended 11/30/1994...      4.28         0.23          (0.33)            (0.10)         (0.23)         (0.00)(a)     $ (0.02)
Year ended 11/30/1993...      4.16         0.23           0.14              0.37          (0.23)            --           (0.02)
Year ended 11/30/1992...      4.17         0.28          (0.01)             0.27          (0.28)            --              --
Period ended
  11/30/1991*...........      4.00##       0.10           0.17              0.27          (0.10)            --              --
PRIMARY B
Period ended
  03/31/1997*#..........    $ 4.02       $ 0.16         $(0.03)          $  0.13         $(0.16)            --              --
INVESTOR A
Year ended
  03/31/1997#...........    $ 4.07       $ 0.22         $(0.08)          $  0.14         $(0.22)            --              --
Period ended
  03/31/1996(b)#........      4.14         0.07          (0.07)             0.00          (0.07)       $ (0.00)(a)          --
Year ended
  11/30/1995#...........      3.93         0.23           0.21              0.44          (0.23)         (0.00)(a)          --
Year ended 11/30/1994...      4.28         0.22          (0.33)            (0.11)         (0.22)         (0.00)(a)     $ (0.02)
Year ended 11/30/1993...      4.16         0.22           0.14              0.36          (0.22)            --           (0.02)
Year ended 11/30/1992...      4.17         0.27          (0.01)             0.26          (0.27)            --              --
Period ended
  11/30/1991*...........      4.00##       0.10           0.17              0.27          (0.10)            --              --
INVESTOR C
Year ended
  03/31/1997#...........    $ 4.07       $ 0.21         $(0.08)          $  0.13         $(0.21)            --              --
Period ended
  03/31/1996(b)#........      4.14         0.07          (0.07)             0.00          (0.07)       $ (0.00)(a)          --
Year ended
  11/30/1995#...........      3.93         0.22           0.21              0.43          (0.22)         (0.00)(a)          --
Year ended 11/30/1994...      4.28         0.20          (0.33)            (0.13)         (0.20)         (0.00)(a)     $ (0.02)
Year ended 11/30/1993...      4.16         0.20           0.14              0.34          (0.20)            --           (0.02)
Period ended
  11/30/1992*...........      4.19         0.10          (0.03)             0.07          (0.10)            --              --
INVESTOR N
Year ended
  03/31/1997#...........    $ 4.07       $ 0.20         $(0.08)          $  0.12         $(0.20)            --              --
Period ended
  03/31/1996(b)#........      4.14         0.07          (0.07)             0.00          (0.07)       $ (0.00)(a)          --
Year ended
  11/30/1995#...........      3.93         0.21           0.21              0.42          (0.21)         (0.00)(a)          --
Year ended 11/30/1994...      4.28         0.20          (0.33)            (0.13)         (0.20)         (0.00)(a)     $ (0.02)
Period ended
  11/30/1993*...........      4.26         0.09           0.02              0.11          (0.09)            --              --

---------------

*    Nations Short-Intermediate Government Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on August 1, 1991, June 28, 1996, August 5, 1991, June 17, 1992 and June 7, 1993, respectively.
+    Annualized.
++   Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
#    Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
##   Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share.
     Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
###  Amount represents less than 0.01%.
(a)  Amount represents less than $0.01.
(b)  Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c)  The effect of interest expense on the operating expense ratio was less than 0.01%.
(d)  The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      RATIO OF
                                                                       NET ASSETS     OPERATING
                           TOTAL DIVIDENDS   NET ASSET                  END OF       EXPENSES
                                 AND         VALUE END     TOTAL         YEAR       TO AVERAGE
                            DISTRIBUTIONS     OF YEAR     RETURN++    (IN 000'S)    NET ASSETS
                           -----------------------------------------------------------------------
NATIONS
  SHORT-INTERMEDIATE
  GOVERNMENT FUND
PRIMARY A
Year ended
  03/31/1997#...........      $(0.23)          $3.99        3.72%      $ 371,118       0.63%(c)(d)
Period ended
  03/31/1996(b)#........       (0.07)           4.07        0.07         399,915       0.63+
Year ended
  11/30/1995#...........       (0.24)           4.14       11.70         425,200       0.60
Year ended 11/30/1994...       (0.25)           3.93       (2.23)        433,278       0.59
Year ended 11/30/1993...       (0.25)           4.28        9.03         443,426       0.55
Year ended 11/30/1992...       (0.28)           4.16        6.70+++      360,497       0.37
Period ended
  11/30/1991*...........       (0.10)           4.17        6.81+++      158,435       0.08+
PRIMARY B
Period ended
  03/31/1997*#..........      $(0.16)          $3.99        3.31%      $  16,980       0.98%(c)(d)+
INVESTOR A
Year ended
  03/31/1997#...........      $(0.22)          $3.99        3.51%      $  42,468       0.83%(c)(d)
Period ended
  03/31/1996(b)#........       (0.07)           4.07        0.00###       57,381       0.83+
Year ended
  11/30/1995#...........       (0.23)           4.14       11.48          64,848       0.80
Year ended 11/30/1994...       (0.24)           3.93       (2.41)         77,128       0.77
Year ended 11/30/1993...       (0.24)           4.28        8.85         173,449       0.70
Year ended 11/30/1992...       (0.27)           4.16        6.61         188,624       0.48
Period ended
  11/30/1991*...........       (0.10)           4.17        6.81+++       53,874       0.08+
INVESTOR C
Year ended
  03/31/1997#...........      $(0.21)          $3.99        3.21%      $   8,334       1.13%(c)(d)
Period ended
  03/31/1996(b)#........       (0.07)           4.07       (0.10)         11,820       1.13+
Year ended
  11/30/1995#...........       (0.22)           4.14       11.15          13,206       1.10
Year ended 11/30/1994...       (0.22)           3.93       (2.80)         16,725       1.17
Year ended 11/30/1993...       (0.22)           4.28        8.20          31,440       1.30
Period ended
  11/30/1992*...........       (0.10)           4.16        1.64+++       24,352       1.18+
INVESTOR N
Year ended
  03/31/1997#...........      $(0.20)          $3.99        3.10%      $  10,788       1.23%(c)(d)
Period ended
  03/31/1996(b)#........       (0.07)           4.07       (0.13)         13,789       1.23+
Year ended
  11/30/1995#...........       (0.21)           4.14       11.02          14,893       1.20
Year ended 11/30/1994...       (0.22)           3.93       (2.81)         10,974       1.19
Period ended
  11/30/1993*...........       (0.09)           4.28        2.65           8,847       1.15+


                                                         WITHOUT WAIVERS AND/OR
                                                         EXPENSE REIMBURSEMENTS
                                                        ------------------------
                              RATIO OF                   RATIO OF
                           NET INVESTMENT                OPERATING       NET
                               INCOME       PORTFOLIO   EXPENSES TO   INVESTMENT
                             TO AVERAGE      TURNOVER     AVERAGE     INCOME PER
                             NET ASSETS        RATE     NET ASSETS       SHARE
                           ------------------------------------------------------
NATIONS
  SHORT-INTERMEDIATE
  GOVERNMENT FUND
PRIMARY A
Year ended
  03/31/1997#...........        5.73%           529%      0.83%(d)     $ 0.22(d)
Period ended
  03/31/1996(b)#........        5.32+           189       0.86+          0.06
Year ended
  11/30/1995#...........        5.88            328       0.80           0.23
Year ended 11/30/1994...        5.76            133       0.80           0.22
Year ended 11/30/1993...        5.40             92       0.79           0.22
Year ended 11/30/1992...        6.48             25       0.77           0.26
Period ended
  11/30/1991*...........        7.21+            11       0.82+          0.00(a)
PRIMARY B
Period ended
  03/31/1997*#..........        5.38%+          529%      1.18%(d)+    $ 0.15(d)
INVESTOR A
Year ended
  03/31/1997#...........        5.53%           529%      1.03%(d)     $ 0.21(d)
Period ended
  03/31/1996(b)#........        5.12+           189       1.06+          0.06
Year ended
  11/30/1995#...........        5.68            328       1.00           0.22
Year ended 11/30/1994...        5.58            133       0.98           0.21
Year ended 11/30/1993...        5.25             92       0.94           0.21
Year ended 11/30/1992...        6.34             25       0.88           0.25
Period ended
  11/30/1991*...........        7.21+            11       0.82+          0.00(a)
INVESTOR C
Year ended
  03/31/1997#...........        5.23%           529%      1.33%(d)     $ 0.20(d)
Period ended
  03/31/1996(b)#........        4.82+           189       1.36+          0.06
Year ended
  11/30/1995#...........        5.38            328       1.30           0.21
Year ended 11/30/1994...        5.18            133       1.38           0.19
Year ended 11/30/1993...        4.65             92       1.54           0.19
Period ended
  11/30/1992*...........        4.80+            25       1.44+          0.09
INVESTOR N
Year ended
  03/31/1997#...........        5.13%           529%      1.43%(d)     $ 0.19(d)
Period ended
  03/31/1996(b)#........        4.72+           189       1.46+          0.06
Year ended
  11/30/1995#...........        5.28            328       1.40           0.20
Year ended 11/30/1994...        5.16            133       1.40           0.19
Period ended
  11/30/1993*...........        4.80+            92       1.39+          0.09

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                      NET INCREASE/    DIVIDENDS    DISTRIBUTIONS   DISTRIBUTIONS
                          NET ASSET                  NET REALIZED      (DECREASE)         FROM        IN EXCESS       FROM NET
                            VALUE         NET       AND UNREALIZED       IN NET           NET          OF NET         REALIZED
                          BEGINNING    INVESTMENT    GAIN/(LOSS)       ASSET VALUE     INVESTMENT    INVESTMENT        CAPITAL
                           OF YEAR       INCOME     ON INVESTMENTS   FROM OPERATIONS     INCOME        INCOME           GAINS
                          -------------------------------------------------------------------------------------------------------
NATIONS STRATEGIC FIXED
  INCOME FUND
PRIMARY A
Year ended
  03/31/1997#...........    $ 9.93       $ 0.58         $(0.20)          $  0.38         $(0.58)            --         $ (0.11)
Period ended
  03/31/1996(a).........     10.22         0.19          (0.29)            (0.10)         (0.19)            --              --
Year ended 11/30/1995...      9.32         0.59           0.90              1.49          (0.59)            --              --
Year ended 11/30/1994...     10.55         0.53          (0.89)            (0.36)         (0.51)       $ (0.02)          (0.34)
Year ended 11/30/1993...      9.94         0.56           0.62              1.18          (0.56)            --           (0.01)
Period ended
  11/30/1992*...........     10.00         0.05          (0.06)            (0.01)         (0.05)            --              --
PRIMARY B
Period ended
  03/31/1997*#..........    $ 9.81       $ 0.41         $(0.08)          $  0.33         $(0.41)            --         $ (0.11)
INVESTOR A
Year ended
  03/31/1997#...........    $ 9.93       $ 0.56         $(0.20)          $  0.36         $(0.56)            --         $ (0.11)
Period ended
  03/31/1996(a).........     10.22         0.18          (0.29)            (0.11)         (0.18)            --              --
Year ended 11/30/1995...      9.32         0.57           0.90              1.47          (0.57)            --              --
Year ended 11/30/1994...     10.55         0.51          (0.89)            (0.38)         (0.49)       $ (0.02)          (0.34)
Year ended 11/30/1993...      9.94         0.54           0.62              1.16          (0.54)            --           (0.01)
Period ended
  11/30/1992*...........      9.99         0.01          (0.06)            (0.05)            --             --              --
INVESTOR C
Year ended
  03/31/1997#...........    $ 9.93       $ 0.53         $(0.20)          $  0.33         $(0.53)            --         $ (0.11)
Period ended
  03/31/1996(a).........     10.22         0.17          (0.29)            (0.12)         (0.17)            --              --
Year ended 11/30/1995...      9.32         0.54           0.90              1.44          (0.54)            --              --
Year ended 11/30/1994...     10.55         0.47          (0.89)            (0.42)         (0.45)       $ (0.02)          (0.34)
Year ended 11/30/1993...      9.94         0.48           0.62              1.10          (0.48)            --           (0.01)
Period ended
  11/30/1992*...........      9.97         0.02          (0.04)            (0.02)         (0.01)            --              --
INVESTOR N
Year ended
  03/31/1997#...........    $ 9.93       $ 0.52         $(0.20)          $  0.32         $(0.52)            --         $ (0.11)
Period ended
  03/31/1996(a).........     10.22         0.16          (0.29)            (0.13)         (0.16)            --              --
Year ended 11/30/1995...      9.32         0.53           0.90              1.43          (0.53)            --              --
Year ended 11/30/1994...     10.55         0.47          (0.89)            (0.42)         (0.45)       $ (0.02)          (0.34)
Period ended
  11/30/1993*...........     10.39         0.21           0.17              0.38          (0.21)            --           (0.01)

---------------

*    Nations Strategic Fixed Income Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on October 30, 1992, June 28, 1996, November 19, 1992, November 16, 1992 and June 7, 1993, respectively.
+    Annualized.
++   Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
#    Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a)  Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b)  Amount represents less than $0.01.
(c)  The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
-------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                RATIO OF
                                                                                               NET ASSETS       OPERATING
                                DISTRIBUTIONS         TOTAL         NET ASSET                    END OF         EXPENSES
                                    FROM          DIVIDENDS AND     VALUE END      TOTAL          YEAR         TO AVERAGE
                                   CAPITAL        DISTRIBUTIONS      OF YEAR      RETURN++     (IN 000'S)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
NATIONS STRATEGIC FIXED
  INCOME FUND
PRIMARY A
Year ended
  03/31/1997#................   $ (0.00)(b)       $ (0.69)        $  9.62         3.90%      $ 947,277          0.71%(c)
Period ended
  03/31/1996(a)..............        --             (0.19)           9.93        (1.04)        823,890          0.72+
Year ended 11/30/1995........        --             (0.59)          10.22        16.45         823,098          0.71
Year ended 11/30/1994........        --             (0.87)           9.32        (3.58)        550,697          0.68
Year ended 11/30/1993........        --             (0.57)          10.55        12.05         545,538          0.61
Period ended
  11/30/1992*................        --             (0.05)           9.94        (0.11)+++     581,329          0.26+
PRIMARY B
Period ended
  03/31/1997*#...............   $ (0.00)(b)       $ (0.52)        $  9.62         3.35%      $  29,235          1.21%(c)+
INVESTOR A
Year ended
  03/31/1997#................   $ (0.00)(b)       $ (0.67)        $  9.62         3.70%      $   6,345          0.91%(c)
Period ended
  03/31/1996(a)..............        --             (0.18)           9.93        (1.11)          6,440          0.92+
Year ended 11/30/1995........        --             (0.57)          10.22        16.22           6,662          0.91
Year ended 11/30/1994........        --             (0.85)           9.32        (3.76)            967          0.86
Year ended 11/30/1993........        --             (0.55)          10.55        11.88           1,138          0.76
Period ended
  11/30/1992*................        --                --            9.94        (0.49)+++         113          0.40+
INVESTOR C
Year ended
  03/31/1997#................   $ (0.00)(b)       $ (0.64)        $  9.62         3.38%      $   1,068          1.21%(c)
Period ended
  03/31/1996(a)..............        --             (0.17)           9.93        (1.22)            299          1.22+
Year ended 11/30/1995........        --             (0.54)          10.22        15.87             227          1.21
Year ended 11/30/1994........        --             (0.81)           9.32        (4.14)             41          1.43
Year ended 11/30/1993........        --             (0.49)          10.55        11.20              65          1.36
Period ended
  11/30/1992*................        --             (0.01)           9.94        (0.22)+++          84          1.03+
INVESTOR N
Year ended
  03/31/1997#................   $ (0.00)(b)       $ (0.63)        $  9.62         3.23%      $   2,109          1.36%(c)
Period ended
  03/31/1996(a)..............        --             (0.16)           9.93        (1.26)          2,496          1.37+
Year ended 11/30/1995........        --             (0.53)          10.22        15.70           2,578          1.36
Year ended 11/30/1994........        --             (0.81)           9.32        (4.21)          2,145          1.33
Period ended
  11/30/1993*................        --             (0.22)          10.55         3.64           1,620          1.26+


                                                                                        WITHOUT WAIVERS AND/OR
                                                                                        EXPENSE REIMBURSEMENTS
                                                                                      --------------------------
                                      RATIO OF                                         RATIO OF
                                   NET INVESTMENT                                      OPERATING         NET
                                       INCOME         PORTFOLIO     DISTRIBUTIONS     EXPENSES TO     INVESTMENT
                                     TO AVERAGE        TURNOVER         FROM            AVERAGE       INCOME PER
                                     NET ASSETS          RATE          CAPITAL        NET ASSETS         SHARE
----------------------------------------------------------------------------------------------------------------
NATIONS STRATEGIC FIXED
  INCOME FUND
PRIMARY A
Year ended
  03/31/1997#................        5.98%             368%       $ (0.00)(b         0.81%(c)      $ 0.57(c)
Period ended
  03/31/1996(a)..............        5.49+             133              --           0.83+           0.19
Year ended 11/30/1995........        6.05              228              --           0.81            0.58
Year ended 11/30/1994........        5.43              307              --           0.76            0.52
Year ended 11/30/1993........        5.40              161              --           0.77            0.55
Period ended
  11/30/1992*................        6.15+              12              --           0.86+           0.04
PRIMARY B
Period ended
  03/31/1997*#...............        5.48%+            368%        $ (0.00)(b        1.31%(c)+     $ 0.43(c)
INVESTOR A
Year ended
  03/31/1997#................        5.78%             368%        $ (0.00)(b        1.01%(c)      $ 0.55(c)
Period ended
  03/31/1996(a)..............        5.29+             133              --           1.03+           0.18
Year ended 11/30/1995........        5.85              228              --           1.01            0.56
Year ended 11/30/1994........        5.25              307              --           0.94            0.50
Year ended 11/30/1993........        5.25              161              --           0.92            0.53
Period ended
  11/30/1992*................        6.00+              12              --           1.00+           0.01
INVESTOR C
Year ended
  03/31/1997#................        5.48%             368%        $ (0.00)(b        1.31%(c)      $ 0.52(c)
Period ended
  03/31/1996(a)..............        4.99+             133              --           1.33+           0.17
Year ended 11/30/1995........        5.55              228              --           1.31            0.53
Year ended 11/30/1994........        4.68              307              --           1.51            0.46
Year ended 11/30/1993........        4.65              161              --           1.52            0.47
Period ended
  11/30/1992*................        5.40+              12              --           1.63+           0.02
INVESTOR N
Year ended
  03/31/1997#................        5.33%             368%       $ (0.00)(b         1.46%(c)      $ 0.51(c)
Period ended
  03/31/1996(a)..............        4.84+             133              --           1.48+           0.16
Year ended 11/30/1995........        5.40              228              --           1.46            0.52
Year ended 11/30/1994........        4.78              307              --           1.41            0.46
Period ended
  11/30/1993*................        4.75+             161              --           1.42+           0.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                         NET INCREASE/   DIVIDENDS   DISTRIBUTIONS  DISTRIBUTIONS
                                 NET ASSET               NET REALIZED     (DECREASE)        FROM       IN EXCESS    IN EXCESS OF
                                   VALUE       NET      AND UNREALIZED      IN NET          NET         OF NET      NET REALIZED
                                 BEGINNING  INVESTMENT   GAIN/(LOSS)      ASSET VALUE    INVESTMENT   INVESTMENT       CAPITAL
                                  OF YEAR     INCOME    ON INVESTMENTS  FROM OPERATIONS    INCOME       INCOME          GAINS
                                -------------------------------------------------------------------------------------------------
NATIONS GOVERNMENT
  SECURITIES FUND
PRIMARY A
Year ended 03/31/1997#..........  $  9.67     $ 0.60        $(0.30)         $  0.30        $(0.58)           --             --
Period ended 03/31/1996(a)#.....     9.86       0.52         (0.19)            0.33         (0.50)      $ (0.02)            --
Year ended 05/31/1995#..........     9.80       0.64          0.06             0.70         (0.60)           --             --
Year ended 05/31/1994...........    10.46       0.64         (0.61)            0.03         (0.58)        (0.02)       $ (0.05)
Year ended 05/31/1993#..........    10.36       0.71          0.13             0.84         (0.70)           --          (0.04)
Year ended 05/31/1992...........    10.05       0.74          0.37             1.11         (0.77)           --          (0.03)
Period ended 05/31/1991*........    10.00       0.10          0.02             0.12         (0.07)           --             --
PRIMARY B
Period ended 03/31/1997*#.......  $  9.51     $ 0.40        $(0.12)         $  0.28        $(0.40)           --             --
INVESTOR A
Year ended 03/31/1997#..........  $  9.67     $ 0.58        $(0.30)         $  0.28        $(0.56)           --             --
Period ended 03/31/1996(a)#.....     9.86       0.50         (0.19)            0.31         (0.48)      $ (0.02)            --
Year ended 05/31/1995#..........     9.80       0.61          0.06             0.67         (0.57)           --             --
Year ended 05/31/1994...........    10.46       0.62         (0.61)            0.01         (0.56)        (0.02)       $ (0.05)
Year ended 05/31/1993#..........    10.36       0.66          0.16             0.82         (0.68)           --          (0.04)
Year ended 05/31/1992...........    10.05       0.71          0.38             1.09         (0.75)           --          (0.03)
Period ended 05/31/1991*........    10.01       0.09          0.02             0.11         (0.07)           --             --
INVESTOR C
Year ended 03/31/1997#..........  $  9.67     $ 0.55        $(0.30)         $  0.25        $(0.53)           --             --
Period ended 03/31/1996(a)#.....     9.86       0.47         (0.19)            0.28         (0.45)      $ (0.02)            --
Year ended 05/31/1995#..........     9.80       0.57          0.06             0.63         (0.53)           --             --
Year ended 05/31/1994...........    10.46       0.55         (0.61)           (0.06)        (0.50)        (0.01)       $ (0.05)
Period ended 05/31/1993*#.......    10.52       0.59          0.02             0.61         (0.63)           --          (0.04)
INVESTOR N
Year ended 03/31/1997#..........  $  9.67     $ 0.54        $(0.30)         $  0.24        $(0.52)           --             --
Period ended 03/31/1996(a)#.....     9.86       0.47         (0.19)            0.28         (0.45)      $ (0.02)            --
Year ended 05/31/1995#..........     9.80       0.58          0.06             0.64         (0.54)           --             --
Period ended 05/31/1994*........    10.49       0.54         (0.64)           (0.10)        (0.49)        (0.01)       $ (0.05)

---------------
* Nations Government Securities Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on April 11, 1991, June 28, 1996, April 17, 1991, July 6, 1992 and June 7, 1993, respectively.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                   RATIO OF
                                                          TOTAL         NET ASSET                  NET ASSETS     OPERATING
                                    DISTRIBUTIONS       DIVIDENDS         VALUE                      END OF        EXPENSES
                                        FROM               AND           END OF        TOTAL         PERIOD       TO AVERAGE
                                       CAPITAL        DISTRIBUTIONS      PERIOD       RETURN++     (IN 000'S)     NET ASSETS
                                ---------------------------------------------------------------------------------------------
NATIONS GOVERNMENT
  SECURITIES FUND
PRIMARY A
Year ended 03/31/1997#..........$ (0.00)(b)       $ (0.58)        $  9.39         3.18%      $ 52,606         0.80%
Period ended 03/31/1996(a)#.....     --             (0.52)           9.67         3.41         55,962         0.80+
Year ended 05/31/1995#..........  (0.04)            (0.64)           9.86         7.55         39,909         0.76
Year ended 05/31/1994...........  (0.04)            (0.69)           9.80         0.06         44,536         0.73
Year ended 05/31/1993#..........     --             (0.74)          10.46         8.37         40,472         0.85
Year ended 05/31/1992...........     --             (0.80)          10.36        11.43+++      42,256         1.06
Period ended 05/31/1991*........     --             (0.07)          10.05         1.19+++      10,047         1.10+
PRIMARY B
Period ended 03/31/1997*#.......  (0.00)(b)       $ (0.40)        $  9.39         2.90%      $    755         1.30%+
INVESTOR A
Year ended 03/31/1997#..........  (0.00)(b)       $ (0.56)        $  9.39         2.92%      $  9,852         1.05%
Period ended 03/31/1996(a)#.....     --             (0.50)           9.67         3.20         11,662         1.05+
Year ended 05/31/1995#..........  (0.04)            (0.61)           9.86         7.29         10,928         1.01
Year ended 05/31/1994...........  (0.04)            (0.67)           9.80        (0.11)        14,044         0.90
Year ended 05/31/1993#..........     --             (0.72)          10.46         8.18         15,354         1.00
Year ended 05/31/1992...........     --             (0.78)          10.36        11.18+++       3,326         1.31
Period ended 05/31/1991*........     --             (0.07)          10.05         1.07+++         661         1.35+
INVESTOR C
Year ended 03/31/1997#..........  (0.00)(b)       $ (0.53)        $  9.39         2.67%      $  1,835         1.30%
Period ended 03/31/1996(a)#.....     --             (0.47)           9.67         2.83          2,558         1.48+
Year ended 05/31/1995#..........  (0.04)            (0.57)           9.86         6.76          2,945         1.51
Year ended 05/31/1994...........  (0.04)            (0.60)           9.80        (0.69)         5,265         1.48
Period ended 05/31/1993*#.......     --             (0.67)          10.46         5.37          5,998         1.60+
INVESTOR N
Year ended 03/31/1997#..........  (0.00)(b)       $ (0.52)        $  9.39         2.51%      $ 38,807         1.45%
Period ended 03/31/1996(a)#.....     --             (0.47)           9.67         2.85         50,958         1.45+
Year ended 05/31/1995#..........  (0.04)            (0.58)           9.86         6.86         56,155         1.41
Period ended 05/31/1994*........  (0.04)            (0.59)           9.80        (1.09)        56,313         1.38+

                                                                    WITHOUT WAIVERS AND/OR
                                                                    EXPENSE REIMBURSEMENTS
                                                                    -----------------------
                                     RATIO OF                        RATIO OF
                                 NET INVESTMENT                     OPERATING         NET
                                     INCOME         PORTFOLIO      EXPENSES TO     INVESTMENT
                                   TO AVERAGE       TURNOVER         AVERAGE       INCOME PER
                                   NET ASSETS         RATE         NET ASSETS        SHARE
                                -------------------------------------------------------------
NATIONS GOVERNMENT
  SECURITIES FUND
PRIMARY A
Year ended 03/31/1997#..........    6.28%            468%            0.94%         $ 0.59
Period ended 03/31/1996(a)#.....    6.36+            199             0.95+           0.51
Year ended 05/31/1995#..........    6.69             413             0.94            0.62
Year ended 05/31/1994...........    6.08              56             0.94            0.61
Year ended 05/31/1993#..........    6.67             103             1.00            0.60
Year ended 05/31/1992...........    7.15             130             1.72            0.07
Period ended 05/31/1991*........    7.18+              5             1.69+++         0.09+++
PRIMARY B
Period ended 03/31/1997*#.......    5.78%+           468%            1.44%+        $ 0.39
INVESTOR A
Year ended 03/31/1997#..........    6.03%            468%            1.19%         $ 0.57
Period ended 03/31/1996(a)#.....    6.11+            199             1.20+           0.49
Year ended 05/31/1995#..........    6.44             413             1.19            0.59
Year ended 05/31/1994...........    5.91              56             1.11            0.59
Year ended 05/31/1993#..........    6.52             103             1.15            0.55
Year ended 05/31/1992...........    6.90             130             1.97            0.07
Period ended 05/31/1991*........    7.22+              5             1.94+++         0.08+++
INVESTOR C
Year ended 03/31/1997#..........    5.78%            468%            1.44%         $ 0.54
Period ended 03/31/1996(a)#.....    5.68+            199             1.63+           0.46
Year ended 05/31/1995#..........    5.94             413             1.69            0.55
Year ended 05/31/1994...........    5.33              56             1.69            0.53
Period ended 05/31/1993*#.......    5.92+            103             1.75+           0.42
INVESTOR N
Year ended 03/31/1997#..........    5.63%            468%            1.59%         $ 0.53
Period ended 03/31/1996(a)#.....    5.71+            199             1.60+           0.46
Year ended 05/31/1995#..........    6.04             413             1.59            0.56
Period ended 05/31/1994*........    5.43+             56             1.59+           0.52

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                      NET INCREASE/    DIVIDENDS    DISTRIBUTIONS   DISTRIBUTIONS
                           NET ASSET                 NET REALIZED      (DECREASE)         FROM        IN EXCESS       FROM NET
                             VALUE        NET       AND UNREALIZED       IN NET           NET          OF NET         REALIZED
                           BEGINNING   INVESTMENT    GAIN/(LOSS)       ASSET VALUE     INVESTMENT    INVESTMENT        CAPITAL
                            OF YEAR      INCOME     ON INVESTMENTS   FROM OPERATIONS     INCOME        INCOME           GAINS
                          -------------------------------------------------------------------------------------------------------
NATIONS DIVERSIFIED
  INCOME FUND
PRIMARY A
Year ended 03/31/1997#...   $ 10.42      $ 0.69         $(0.18)          $  0.51         $(0.69)            --         $ (0.13)
Period ended
  03/31/1996(b)..........     10.82        0.23          (0.40)            (0.17)         (0.23)            --              --
Year ended 11/30/1995....      9.67        0.73           1.15              1.88          (0.73)            --              --
Year ended 11/30/1994#...     10.88        0.74          (1.06)            (0.32)         (0.74)       $ (0.00)(a)       (0.15)
Year ended 11/30/1993#...      9.97        0.78           0.91              1.69          (0.78)            --              --
Period ended
  11/30/1992*............     10.00        0.06          (0.03)             0.03          (0.06)            --              --
PRIMARY B
Period ended
  03/31/1997*#...........   $ 10.28      $ 0.47         $(0.04)          $  0.43         $(0.47)            --         $ (0.13)
INVESTOR A
Year ended 03/31/1997#...   $ 10.42      $ 0.66         $(0.18)          $  0.48         $(0.66)            --         $ (0.13)
Period ended
  03/31/1996(b)..........     10.82        0.22          (0.40)            (0.18)         (0.22)            --              --
Year ended 11/30/1995....      9.67        0.71           1.15              1.86          (0.71)            --              --
Year ended 11/30/1994#...     10.88        0.72          (1.06)            (0.34)         (0.72)       $ (0.00)(a)       (0.15)
Year ended 11/30/1993#...      9.96        0.76           0.92              1.68          (0.76)            --              --
Period ended
  11/30/1992*............     10.02        0.01          (0.06)            (0.05)         (0.01)            --              --
INVESTOR C
Year ended 03/31/1997#...   $ 10.42      $ 0.63         $(0.18)          $  0.45         $(0.63)            --         $ (0.13)
Period ended
  03/31/1996(b)..........     10.82        0.21          (0.40)            (0.19)         (0.21)            --              --
Year ended 11/30/1995....      9.67        0.66           1.15              1.81          (0.66)            --              --
Year ended 11/30/1994#...     10.88        0.67          (1.06)            (0.39)         (0.67)       $ (0.00)(a)       (0.15)
Year ended 11/30/1993#...      9.96        0.70           0.92              1.62          (0.70)            --              --
Period ended
  11/30/1992*............      9.93        0.03           0.02              0.05          (0.02)            --              --
INVESTOR N
Year ended 03/31/1997#...   $ 10.42      $ 0.61         $(0.18)          $  0.43         $(0.61)            --         $ (0.13)
Period ended
  03/31/1996(b)..........     10.82        0.21          (0.40)            (0.19)         (0.21)            --              --
Year ended 11/30/1995....      9.67        0.66           1.15              1.81          (0.66)            --              --
Year ended 11/30/1994#...     10.88        0.67          (1.06)            (0.39)         (0.67)       $ (0.00)(a)       (0.15)
Period ended
  11/30/1993*#...........     10.59        0.30           0.29              0.59          (0.30)            --              --

---------------
* Nations Diversified Income Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on October 30, 1992, June 28, 1996, November 25, 1992, November 9, 1992 and June 7, 1993, respectively.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a) Amount represents less than $0.01.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)






                                                                                               RATIO OF         RATIO OF
                                      TOTAL         NET ASSET                  NET ASSETS     OPERATING      NET INVESTMENT
                                    DIVIDENDS         VALUE                      END OF        EXPENSES          INCOME
                                       AND           END OF        TOTAL         PERIOD       TO AVERAGE       TO AVERAGE
                                  DISTRIBUTIONS      PERIOD       RETURN++     (IN 000'S)     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
NATIONS DIVERSIFIED
  INCOME FUND
PRIMARY A
Year ended 03/31/1997#...........    $ (0.82)        $ 10.11        4.97%       $152,070         0.75%(c)          6.73%
Period ended
  03/31/1996(b)..................      (0.23)          10.42        (1.59)        65,081        0.77+              6.49+
Year ended 11/30/1995............      (0.73)          10.82        20.11         64,800         0.80              7.03
Year ended 11/30/1994#...........      (0.89)           9.67        (3.05)        22,298         0.74              7.31
Year ended 11/30/1993#...........      (0.78)          10.88        17.40         28,553         0.55              7.02
Period ended
  11/30/1992*....................      (0.06)           9.97         0.32+++      23,962         0.25+             7.76+
PRIMARY B
Period ended
  03/31/1997*#...................    $ (0.60)        $ 10.11        4.22%       $     41         1.25%(c)+         6.23%+
INVESTOR A
Year ended 03/31/1997#...........    $ (0.79)        $ 10.11        4.71%       $ 11,662         1.00%(c)          6.48%
Period ended
  03/31/1996(b)..................      (0.22)          10.42        (1.67)        13,332         1.02+             6.24+
Year ended 11/30/1995............      (0.71)          10.82        19.82         13,150         1.05              6.78
Year ended 11/30/1994#...........      (0.87)           9.67        (3.26)        10,819         0.96              7.09
Year ended 11/30/1993#...........      (0.76)          10.88        17.32         13,291         0.70              6.87
Period ended
  11/30/1992*....................      (0.01)           9.96        (0.49)+++         18         0.40+             7.61+
INVESTOR C
Year ended 03/31/1997#...........    $ (0.76)        $ 10.11        4.44%       $  3,343         1.25%(c)          6.23%
Period ended
  03/30/1996(b)..................      (0.21)          10.42        (1.77)         3,454         1.33+             5.93+
Year ended 11/30/1995............      (0.66)          10.82        19.22          3,582         1.55              6.28
Year ended 11/30/1994#...........      (0.82)           9.67        (3.77)         2,636         1.49              6.56
Year ended 11/30/1993#...........      (0.70)          10.88        16.65          3,633         1.30              6.27
Period ended
  11/30/1992*....................      (0.02)           9.96         0.54+++         149         1.00+             7.01+
INVESTOR N
Year ended 03/31/1997#...........    $ (0.74)        $ 10.11        4.18%       $ 70,631         1.50%(c)          5.98%
Period ended
  03/31/1996(b)..................      (0.21)          10.42        (1.83)        84,692         1.52+             5.74+
Year ended 11/30/1995............      (0.66)          10.82        19.22         90,887         1.55              6.28
Year ended 11/30/1994#...........      (0.82)           9.67        (3.77)        55,058         1.49              6.56
Period ended
  11/30/1993*#...................      (0.30)          10.88         5.58         24,630         1.30+             6.27+


                                                     WITHOUT           WAIVERS AND/OR
                                                     EXPENSE           REIMBURSEMENTS
                                                   ----------------------------------
                                                    RATIO OF
                                                    OPERATING               NET
                                     PORTFOLIO     EXPENSES TO           INVESTMENT
                                     TURNOVER        AVERAGE             INCOME PER
                                       RATE        NET ASSETS              SHARE
-----------------------------------------------------------------------------------
NATIONS DIVERSIFIED
  INCOME FUND
PRIMARY A
Year ended 03/31/1997#...........       278%           0.85%(c)            $ 0.67(c)
Period ended
  03/31/1996(b)..................        69            0.87+                 0.23
Year ended 11/30/1995............        96            0.93                  0.72
Year ended 11/30/1994#...........       144            0.95                  0.72
Year ended 11/30/1993#...........        86            0.95                  0.70
Period ended
  11/30/1992*....................        46            0.85+                 0.05
PRIMARY B
Period ended
  03/31/1997*#...................       278%           1.35%(c)+           $ 0.47(c)
INVESTOR A
Year ended 03/31/1997#...........       278%           1.10%(c)            $ 0.66(c)
Period ended
  03/31/1996(b)..................        69            1.12+                 0.22
Year ended 11/30/1995............        96            1.18                  0.70
Year ended 11/30/1994#...........       144            1.17                  0.70
Year ended 11/30/1993#...........        86            1.10                  0.70
Period ended
  11/30/1992*....................        46            1.00+                 0.01
INVESTOR C
Year ended 03/31/1997#...........       278%           1.35%(c)            $ 0.63(c)
Period ended
  03/30/1996(b)..................        69            1.43+                 0.21
Year ended 11/30/1995............        96            1.68                  0.65
Year ended 11/30/1994#...........       144            1.70                  0.65
Year ended 11/30/1993#...........        86            1.70                  0.64
Period ended
  11/30/1992*....................        46            1.60+                 0.03
INVESTOR N
Year ended 03/31/1997#...........       278%           1.60%(c)            $ 0.61(c)
Period ended
  03/31/1996(b)..................        69            1.62+                 0.21
Year ended 11/30/1995............        96            1.68                  0.65
Year ended 11/30/1994#...........       144            1.70                  0.65
Period ended
  11/30/1993*#...................        86            1.70+                 0.27



                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") and Nations Fund, Inc. (the "Company") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end investment companies. As of the date of this report, the Trust offers thirty-three separate portfolios and the Company offers five separate portfolios. Information presented in these financial statements pertains only to: Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Strategic Fixed Income Fund, Nations Government Securities Fund and Nations Diversified Income Fund (each, a "Fund" and collectively, the "Funds"). The financial statements for the remaining funds of the Trust and the Company are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities are valued using broker quotations or prices provided by a pricing service. Certain securities are valued using broker quotations that are based on a matrix pricing system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available and other assets are valued by the investment adviser under the supervision of the Board of Trustees or the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions, including joint repurchase agreement transactions in which the Funds, along with other registered investment companies advised by NationsBanc Advisers, Inc. ("NBAI"), invest their aggregate cash balances. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral securities must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its right. Unless permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with its investment adviser, distributor or any of their affiliates. The Funds' investment adviser, acting under the supervision of the Board of Trustees and the Board of Directors, monitors the value of the collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Dollar Roll Transactions: Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. Dollar roll transactions consist of the sale by the Fund of mortgage-backed or other asset-backed securities, with a commitment to purchase similar, but not identical, securities at a future date, at the same price. The Funds are paid a fee as consideration for entering into a commitment to purchase the securities. This fee accrues as income over the duration of the dollar roll contract. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund in addition to the proceeds of a dollar roll sale may not exceed transaction costs.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of discounts and amortization of premiums calculated ratably, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated repayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends daily from net investment income and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which earned, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees or the Board of Directors in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

Reclassifications are made to each Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, realized gain and loss and paid-in capital due to different book and tax accounting for paydowns.

Reclassifications for the period ended March 31, 1997 were as follows:

                                                                      INCREASE/(DECREASE)          INCREASE
                                                      DECREASE         UNDISTRIBUTED NET       ACCUMULATED NET
                                                   PAID-IN CAPITAL     INVESTMENT INCOME     REALIZED GAIN/(LOSS)
                                                     ---------------------------------------------------------
     Nations Short-Term Income Fund..............    $  (772,975)         $   751,475             $   21,500
     Nations Short-Intermediate Government
       Fund......................................     (2,785,652)           1,788,986                996,666
     Nations Strategic Fixed Income Fund.........     (2,764,295)             914,505              1,849,790
     Nations Government Securities Fund..........       (221,464)             (13,469)               234,933
     Nations Diversified Income Fund.............       (147,511)              98,253                 49,258

Federal Income Tax: It is the policy of each Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.

Expenses: General expenses of the Trust or the Company are allocated to the relevant Funds based upon their relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to such Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

Each of the Trust and the Company has, on behalf of its Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of these Investment Advisory Agreements, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly based on the annual rates multiplied by 0.60% of the average daily net assets of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Strategic Fixed Income Fund and Nations Diversified Income Fund; and 0.65% of the average daily net assets up to $100 million, 0.55% of the average daily net

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets between $100 million and $250 million, and 0.50% of the average daily net assets exceeding $250 million for Nations Government Securities Fund.

Each of the Trust and the Company has, on behalf of its Funds, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of these Sub-Advisory Agreements, TradeStreet is entitled to receive a sub-advisory fee from NBAI for each Fund at the annual rate of 0.15% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as the administrator of the Trust and the Company pursuant to separate administration agreements (the "Administration Agreements"). First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the co-administrator of the Trust and the Company pursuant to co-administration agreements (the "Co-Administration Agreements"). Pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the investment portfolios of the Trust and the Company and the investment portfolios of Nations Fund Portfolios, Inc. (another registered open-end investment company which is a part of the Nations Funds Family) on a combined basis. NationsBank serves as the sub-administrator of the Trust and the Company pursuant to a sub-administration agreement (the "Sub-Administration Agreement") with Stephens. For the year ended March 31, 1997, Stephens earned $1,033,447 from the Funds for its administration services, of which $193,709 was paid to NationsBank for its services as sub-administrator.

The investment adviser, sub-adviser, administrator and co-administrator may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1997, the investment adviser voluntarily waived fees as follows:

                                                                                 FEES WAIVED BY
                                                                                    ADVISER
                                                                                 -------------
          Nations Short-Term Income Fund.......................................     $601,326
          Nations Short-Intermediate Government Fund...........................      943,089
          Nations Strategic Fixed Income Fund..................................      951,528
          Nations Government Securities Fund...................................      156,808
          Nations Diversified Income Fund......................................      200,123

NationsBank of Texas, N.A. ("NationsBank of Texas"), acts as the custodian for the Funds and, for the year ended March 31, 1997, earned $189,005 for providing such services. On October 18, 1996, The Bank of New York ("BONY") was appointed sub-custodian for the Funds. The Trust and Company accrue a credit on daily cash balances held at BONY. The earnings credit is applied to the monthly custody fee. For the year ended March 31, 1997, the earnings credit was $17,110.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas also acts as the sub-transfer agent for the Primary Shares of the Funds and, for the year ended March 31, 1997, earned approximately $28,427 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 1997, the Funds were informed that the distributor received $570,063 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees are paid to affiliates of NationsBank and NBAI.

No officer, director or employee of NationsBank, NBAI, TradeStreet, Stephens, First Data, or any affiliate thereof, receives any compensation from the Trust or the Company for serving as a trustee, director or officer of the Trust or the Company. The Trust and the Company pay each unaffiliated Trustee or Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust and the Company also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's and Company's eligible Trustees or Directors, respectively, may participate in a non-qualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a fund of the Company. The expense for the deferred compensation and retirement plan is included in "Trustees/Directors fees and expenses" in the Statements of Operations.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust and the Company each have adopted shareholder administration plans (each an "Administration Plan") for Primary B Shares of each Fund; shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each Fund ("Investor A Plan"); a shareholder servicing plan ("Servicing Plan") for Investor C Shares and Investor N Shares of each Fund; and a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 for Investor C Shares and Investor N Shares of each Fund (collectively, the "Plans"). The Administration Plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The Investor A Plan permits the Funds to compensate (i) servicing agents and selling agents that have entered into a servicing agreement with the Funds for services provided to their customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. The Servicing Plan permits the Funds to compensate servicing agents for services provided to their customers that own Investor A Shares of Nations Short-Term Income Fund, Investor C Shares and Investor N Shares, respectively. The Distribution Plan permits the Funds to compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares or Investor N Shares, respectively. Payments under the Plans are accrued daily and paid monthly at a rate set, from time to time, by the distributor. Fees incurred pursuant to the Plans are charged as expenses of each Fund directly to the Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares, respectively.

For the year ended March 31, 1997, the effective rates incurred by the Funds, as a percentage of average daily net assets, pursuant to the Plans were as follows:

                                          PRIMARY B                    INVESTOR C     INVESTOR C     INVESTOR N     INVESTOR N
                                        ADMINISTRATION    INVESTOR    DISTRIBUTION    SERVICING     DISTRIBUTION    SERVICING
                 FUND                        PLAN          A PLAN         PLAN           PLAN           PLAN           PLAN
------------------------------------------------------------------------------------------------------------------------------
Nations Short-Term Income Fund........       0.35%          0.20%         0.10%          0.25%          0.10%          0.25%
Nations Short-Intermediate Government
  Fund................................       0.35%          0.20%         0.25%          0.25%          0.35%          0.25%
Nations Strategic Fixed Income Fund...       0.50%          0.20%         0.25%          0.25%          0.40%          0.25%
Nations Government Securities Fund....       0.50%          0.25%         0.25%          0.25%          0.40%          0.25%
Nations Diversified Income Fund.......       0.50%          0.25%         0.25%          0.25%          0.50%          0.25%

In addition, a shareholder servicing plan has been adopted for the Investor A shares of the Nations Short-Term Income Fund. For the year ended March 31, 1997, no fees were incurred by the Fund pursuant to the plan.

A substantial portion of the fees paid pursuant to the plans described above are paid to affiliates of NationsBank and NBAI.

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the period ended March 31, 1997 were as follows:

                                                                    PURCHASES              SALES
                                                                  -----------------------------------
     Nations Short-Term Income Fund.............................  $  219,279,374       $  200,804,930
     Nations Strategic Fixed Income Fund........................     823,589,814          566,405,868
     Nations Diversified Income Fund............................     112,737,900          119,797,405

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1997 were as follows:

                                                                    PURCHASES              SALES
                                                                  -----------------------------------
     Nations Short-Term Income Fund.............................  $  122,243,052       $  136,379,950
     Nations Short-Intermediate Government Fund.................   2,348,422,483        2,564,591,970
     Nations Strategic Fixed Income Fund........................   2,722,566,225        2,830,874,631
     Nations Government Securities Fund.........................     523,662,836          538,708,969
     Nations Diversified Income Fund............................     504,621,203          422,447,204

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 1997, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                                    TAX BASIS            TAX BASIS
                                                                    UNREALIZED           UNREALIZED
                                                                   APPRECIATION         DEPRECIATION
                                                                  -----------------------------------
     Nations Short-Term Income Fund.............................  $      138,089       $    1,685,197
     Nations Short-Intermediate Government Fund.................         364,757            3,878,967
     Nations Strategic Fixed Income Fund........................         723,034           13,665,461
     Nations Government Securities Fund.........................         140,922            1,168,402
     Nations Diversified Income Fund............................         647,031            3,257,893

5.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK.

As of March 31, 1997, an unlimited number of shares without par value were authorized for the Trust and 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption. All such costs for Nations Short-Intermediate Government Fund and Nations Government Securities Fund have been fully amortized.

7.  LINE OF CREDIT.

The Trust and Company participate in an uncommitted line of credit provided by The Bank of New York ("BONY") under a line of credit agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement each Fund may borrow up to the lesser of $25 million or 25% of its net assets. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the agreement) to aggregate amount of indebtedness pursuant to the agreement. Prior to executing the Agreement with BONY the Trust and Company participated in a line of credit agreement with Mellon Bank N.A.

At March 31, 1997, there were no loans outstanding under this Agreement. Borrowings for the year ended March 31, 1997 by the Funds under each agreement are disclosed below:

                                               MAXIMUM        AVERAGE                      AVERAGE       INTEREST
                                               AMOUNT         AMOUNT         AVERAGE        DEBT           RATE        INTEREST
                   FUND                      OUTSTANDING    OUTSTANDING      SHARES       PER SHARE    HIGH    LOW     EXPENSE
------------------------------------------------------------------------------------------------------------------------------
Nations Short-Term Income Fund.............   $ 300,000       $ 1,918       20,526,883      $0.00(a)   6.00%   5.60%    $ 115
Nations Short-Intermediate Government
  Fund.....................................     500,000         1,370      117,056,971       0.00(a)   5.55    5.55        77

---------------

(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended March 31, 1997.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.  CAPITAL LOSS CARRYFORWARD.

At March 31, 1997, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                 FUND                    2001              2002              2003              2004              2005
       ------------------------------------------------------------------------------------------------------------------
     Nations Short-Term Income
       Fund.......................            --          6,266,621          650,652                --             12,596
     Nations Short-Intermediate
       Government Fund............       742,400         14,325,900               --                --          6,939,350
     Nations Strategic Fixed
       Income Fund................     1,218,818                 --        1,054,686         1,368,677         18,774,009
     Nations Government Securities
       Fund.......................            --          2,565,227        6,633,456                --          2,302,378
     Nations Diversified Income
       Fund.......................            --                 --               --                --          3,351,263

Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 1997, the following Funds have elected to defer losses occurring between November 1, 1996 and March 31, 1997 under these rules:

                                                                              POST-OCTOBER CAPITAL
                                                                      ------------------------------------
                                                                       SHORT TERM          LONG TERM
                                  FUND                                LOSS DEFERRAL   (GAIN)/LOSS DEFERRAL
     -----------------------------------------------------------------------------------------------------
     Nations Short-Intermediate Government Fund.....................   $ 3,013,169         $ (177,210)
     Nations Government Securities Fund.............................     1,327,435            203,060
     Nations Diversified Income Fund................................       361,140            (23,167)

9.  REORGANIZATION.

Nations Strategic Fixed Income Fund, (the "Acquiring Fund") as listed below, acquired the assets and certain liabilities of Peachtree Bond Fund, (the "Acquired Fund") also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation included in the Acquired Fund's total net assets at the acquisition date and the total net assets of the Acquiring Fund after the acquisition are as follows:

                                                          SHARES         VALUE OF         TOTAL NET       TOTAL NET
                                                        ISSUED BY      SHARES ISSUED      ASSETS OF       ASSETS OF
                                        ACQUISITION     ACQUIRING      BY ACQUIRING       ACQUIRED        ACQUIRING
 ACQUIRING FUND      ACQUIRED FUND         DATE            FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
Nations
Strategic Fixed     Peachtree Bond
Income Fund         Fund                  09/27/96       6,826,942      $67,043,140      $67,043,140     $941,860,947

                    TOTAL NET
                    ASSETS OF          ACQUIRED
                    ACQUIRING            FUND
                    FUND AFTER        UNREALIZED
 ACQUIRING FUND    ACQUISITION       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Nations
Strategic Fixed
Income Fund       $1,008,904,087       $597,022

10.  SIGNIFICANT CONCENTRATIONS.

On February 26, 1997, NationsBank Corporation's (the "Corporation") Asset Management Group announced plans to sell its Institutional Trust, Retirement Services and Corporate Trust businesses (collectively, the "Businesses"). The Businesses make significant use of the Nations Family of Funds (the "Funds") to satisfy their clients' investment needs. It is uncertain at this point what impact, if any, the sale of these Businesses will have on the Funds and its shareholders. Currently, however, the Advisor does not believe that a significant impact to the overall financial condition and operating performance of the Funds will occur.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11.  SUBSEQUENT EVENT.

Each of the Trust and the Company, is a party to an Agreement and Plan of Reorganization with The Pilot Funds (which are advised by Boatmen's Trust Company, an affiliate of NationsBank Corporation since January 7, 1997) pursuant to which certain Nations Funds portfolios will acquire the assets of The Pilot Funds portfolios. The shareholders of The Pilot Funds voted to approve the proposed reorganizations on or before May 14, 1997. As of March 31, 1997, net assets of the fourteen funds comprising The Pilot Funds were approximately $6.5 billion. The reorganization involves the following Funds:

                   NATIONS FUNDS                                       PILOT FUNDS
                   -------------                                       -----------
        Short-Intermediate Government Fund               Intermediate U.S. Government Securities

            Strategic Fixed Income Fund                             Diversified Bond

NATIONS FUNDS
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUND TRUST AND NATIONS FUND, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Strategic Fixed Income Fund, Nations Government Securities Fund and Nations Diversified Income Fund (collectively referred to as the "Funds") at March 31, 1997, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
May 15, 1997

NATIONS FUNDS
--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

PERIOD ENDED MARCH 31, 1997

The amount of long-term capital gains paid for the period ended March 31, 1997 was as follows:

          Nations Strategic Fixed Income Fund...................................  $ 11,265,101
          Nations Diversified Income Fund.......................................     2,373,662

                   THE NATIONS FUNDS FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Emerging Markets Fund
                   Nations Pacific Growth Fund
                   Nations International Equity Fund
                   Nations Managed Smallcap Index Fund
                   Nations Emerging Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Capital Growth Fund

                   GROWTH AND INCOME
                   Nations Value Fund
                   Nations Managed Index Fund
                   Nations Equity Index Fund
                   Nations Equity Income Fund
                   Nations Balanced Assets Fund

                   LIFEGOAL PORTFOLIOS
                   LifeGoal Growth Portfolio
                   LifeGoal Balanced Growth Portfolio
                   LifeGoal Income and Growth Portfolio

                   BOND FUNDS
                   INCOME
                   Nations Global Government Income Fund
                   Nations Diversified Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund

                   TAX-EXEMPT INCOME
                   Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund

                   MONEY MARKET FUNDS
                   Nations Prime Fund
                   Nations Government Money Market Fund
                   Nations Treasury Fund
                   Nations Tax Exempt Fund

For more complete information on Nations Funds mutual funds, including charges and expenses, please contact Nations Funds or your Investment Representative for a current prospectus. Please read the prospectus carefully before you invest or send money.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

[NATIONS FUNDS LOGO]                                              BULK RATE
                                                                 U.S. POSTAGE
P.O. Box 34602                                                       PAID
Charlotte, NC 28234-4602                                         N READING, MA
Toll Free 1-800-982-2271                                           PERMIT NO.
                                                                      105








AR5 IN-96120-397